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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.          )

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Exact Sciences Corporation
(Name of Registrant as Specified In Its Charter)

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5505 Endeavor Lane
Madison, Wisconsin 53719

May 19, 2021

Dear Stockholder:

You are cordially invited to attend the annual meeting of stockholders of Exact Sciences Corporation to be held at 10:00 a.m., Central Time, on Wednesday, June 30, 2021. As a result of the COVID-19 situation and the success of our virtual annual meeting in 2020, we have determined that this year's annual meeting will be completely virtual and conducted via live webcast. The virtual meeting technology we employ provides expanded access, improved communication and cost savings for our stockholders. You will be able to attend the annual meeting online and submit your questions during the meeting by visiting https://www.virtualshareholdermeeting.com/EXAS2021. You will also be able to vote your shares electronically at the annual meeting. Additional information on how to participate in this year's virtual meeting can be found beginning on page 55 of the accompanying Proxy Statement.

For your convenience, we are also pleased to offer a re-playable webcast of the annual meeting at https://www.virtualshareholdermeeting.com/EXAS2021.

Your vote is important to us. Please act as soon as possible to vote your shares. It is important that your shares be represented at the meeting whether or not you plan to attend the annual meeting via the Internet. Please vote electronically over the Internet, by telephone or if, you receive a paper copy of the proxy card by mail, by returning your signed proxy card in the envelope provided.

On behalf of the Board of Directors and management, it is my pleasure to express our appreciation for your continued support.

Very truly yours,

Kevin Conroy
Chairman, President and Chief Executive Officer

5505 Endeavor Lane
Madison, Wisconsin 53719

NOTICE OF 2021 ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON JUNE 30, 2021

To the Stockholders of Exact Sciences Corporation:

NOTICE IS HEREBY GIVEN that the 2021 Annual Meeting of Stockholders of Exact Sciences Corporation, a Delaware corporation, will be held on Wednesday, June 30, 2021, at 10:00 a.m., Central Time. The Annual Meeting will be a completely virtual meeting, which will be conducted via live webcast. You will be able to attend the Annual Meeting online and submit your questions during the meeting by visiting https://www.virtualshareholdermeeting.com/EXAS2021. For instructions on how to attend and vote your shares at the Annual Meeting, see the information in the accompanying Proxy Statement in the section titled "Questions and Answers" beginning on page 58.

The Annual Meeting is being held for the following purposes:

1. To elect the three nominees to our Board of Directors nominated by our Board of Directors to serve for a three year term as Class III directors.

2. To ratify the appointment of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for 2021.

3. To hold an advisory vote on executive compensation.

4. To transact such other business as may properly come before the annual meeting and any adjournments or postponements thereof.

We are pleased to utilize the Securities and Exchange Commission ("SEC") rules that allow issuers to furnish proxy materials to their stockholders on the Internet. We believe these rules allow us to provide you with the information you need while lowering the costs of delivery and reducing the environmental impact of the Annual Meeting. On or about May 19, 2021, we will mail to our stockholders of record as of May 6, 2021 (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice of Meeting and Important Notice Regarding the Availability of Proxy Materials containing instructions on how to access our proxy statement and our Annual Report on Form 10-K.

By Order of our Board of Directors,

D. Scott Coward
Executive Vice President, General Counsel, Chief
Administrative Officer and Secretary

Madison, Wisconsin
May 19, 2021

This Notice of Annual Meeting and Proxy Statement are first being distributed or made available, as the case may be, on or about May 19, 2021.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting:
This Proxy Statement and our Annual Report are available free of charge at www.proxyvote.com.

Exact Sciences 2021 Proxy Statement	i

5505 Endeavor Lane
Madison, Wisconsin 53719

2021 PROXY SUMMARY

THIS SUMMARY HIGHLIGHTS INFORMATION CONTAINED ELSEWHERE IN THIS PROXY STATEMENT. IT DOES NOT CONTAIN ALL OF THE INFORMATION THAT YOU SHOULD CONSIDER. PLEASE READ THE ENTIRE PROXY STATEMENT CAREFULLY BEFORE VOTING.

2021 Annual Meeting of Stockholders Information

Date and Time:	Wednesday, June 30, 2021, at 10:00 a.m., Central Time
Location:	Meeting live via the Internet by visiting https://www.virtualshareholdermeeting.com/EXAS2021
Record Date:	May 6, 2021
Admission:
To participate in the Annual Meeting, visit https://www.virtualshareholdermeeting.com/EXAS2021. You will need the 16-digit control number included on your Notice of Internet Availability of Proxy Materials, on your proxy card or on the instructions that accompanied your proxy materials.

Your Vote

Your vote is very important. Our Board of Directors is requesting you to allow your Common Stock to be represented at our 2021 Annual Meeting by the proxies named on the proxy card.

In connection with this request, on or about May 19, 2021, we expect to send to our stockholders (other than those who previously requested electronic or paper delivery) a Notice of Internet Availability of Proxy Materials containing instructions on how to access our proxy materials, including our proxy statement and our annual report, and how to vote through the Internet or by telephone.

How to Vote

Stockholders of record may vote their shares prior to the annual meeting via the Internet, by telephone or by mail.

Beneficial owners of shares held in "street name" may vote by following the voting instructions provided to them by their bank or broker.

Exact Sciences 2021 Proxy Statement	1

2021 PROXY SUMMARY

Summary of Voting Proposals and Voting Recommendations

Proposals	Board Recommendation

PROPOSAL 1.Election of Directors (Page 5)	FOR ALL

We are asking stockholders to vote on each director nominee to our Board of Directors named in this Proxy Statement. Our Board of Directors believes that each director nominee has the qualifications, experience, and skills necessary to represent stockholders through service on our Board of Directors.

PROPOSAL 2.Ratification of Appointment of Independent Registered Public Accounting Firm (Page 25)	FOR

Our Audit and Finance Committee has appointed PricewaterhouseCoopers, LLP ("PWC") to serve as the Company's independent registered public accounting firm for the fiscal year ending December 31, 2021. Our Audit and Finance Committee and our Board of Directors believe that the retention of PWC to serve as our independent auditor is in the best interests of the Company and its stockholders. As a matter of good corporate governance, stockholders are being asked to ratify our Audit and Finance Committee's appointment of PWC.

PROPOSAL 3.Non-Binding, Advisory Approval of Compensation to NEOs ("Say-on-Pay") (Page 29)	FOR
We are asking our stockholders to indicate their support for our executive compensation programs as described in this Proxy Statement. This vote is referred to as a "Say-on-Pay" vote.

2	Exact Sciences 2021 Proxy Statement

2021 PROXY SUMMARY

Nominees for Election as Directors and Continuing Directors

Our Board of Directors recommends a vote FOR the election of each of the following nominees for director:

		Director	Director		Committee Membership
Name	Age	Since	Class	Primary Occupation	AFC	CMDC	CGNC	ITPC

Nominees for Election as Class III Directors

Paul Clancy*	59	2021	Class I	Former Executive Vice President and CFO of Alexion Pharmaceuticals, Inc.

Pierre Jacquet*	54	2019	Class III	Vice Chairman, Global Healthcare Managing Director, L.E.K. Consulting

Daniel Levangie*	70	2010	Class III	Former CEO and President, Cytyc Health Corporation; Currently Co-founder and Manager, ATON Partners

Continuing Directors

Kevin Conroy	55	2009	Class I	President, CEO and Chairman of the Board of Directors, Exact Sciences Corporation

James Doyle* †	75	2014	Class II	Former Governor of Wisconsin (2003-2011); Currently Of Counsel, Foley & Lardner LLP, and Partner, Doyle & Boyce Strategies

Freda Lewis-Hall*	66	2020	Class II	Former Chief Patient Officer, Executive Vice President, and Chief Medical Officer of Pfizer Inc.

Shacey Petrovic*	47	2020	Class I	President and Chief Executive Officer of Insulet Corporation

Kathleen Sebelius*	73	2019	Class II	Former Secretary of the Department of Health and Human Services (2009-2014) and former Governor of Kansas (2003-2009); Currently CEO of Sebelius Resources LLC

Katherine Zanotti*	66	2009	Class I	Former CEO of Arbonne International

* Independent Chair Member † Lead Independent Director
AFC = Audit and Finance Committee; CMDC = Compensation and Management Development Committee; CGNC = Corporate Governance & Nominating Committee; ITPC = Innovation, Technology and Pipeline Committee

Exact Sciences 2021 Proxy Statement	3

2021 PROXY SUMMARY

Governance Highlights

Ten of eleven directors independent

Annual evaluation of CEO by our Board of Directors

Annual Board and Committee self-evaluations

Board exercising a strong, independent oversight function

Robust director nominee selection process

Committed to actively seeking diversity among board candidates

Lead Independent Director exercising forceful, energetic and independent leadership

Standing Committees comprised entirely of independent directors

Majority voting standard for directors in uncontested elections

Robust stock ownership guidelines for independent directors and executive officers

Clawback provisions in our key compensation programs

Regular executive sessions of non-management directors

Annual "say on pay" advisory vote

Anti-hedging, anti-short sale and anti-pledging policies

Engagement of independent compensation consultant

4	Exact Sciences 2021 Proxy Statement

PROPOSAL 1—ELECTION OF DIRECTORS

PROPOSAL 1—ELECTION OF DIRECTORS

WHAT YOU ARE VOTING ON:

At the 2021 Annual Meeting, three Class III directors are to be elected, each to hold office until the 2024 Annual Meeting and until his or her respective successor is elected and qualified, or until his or her earlier death, resignation or removal.

Our Board of Directors currently consists of eleven members and is divided into three classes serving terms of three years. Stockholders elect one class of directors at each annual meeting. The class up for election at the 2021 Annual Meeting is Class III, whose members are currently Thomas Carey, Pierre Jacquet, Daniel Levangie and Michael Wyzga. Each of Thomas Carey and Michael Wyzga has decided not to stand for re-election and will retire from our Board of Directors when their terms expire on June 30, 2021.

Upon the recommendation of the Corporate Governance and Nominating Committee of our Board of Directors, our Board of Directors has nominated and recommended Paul Clancy, Pierre Jacquet and Daniel Levangie for election to our Board of Directors as Class III directors. Paul Clancy is currently a Class I director, but will resign as a Class I director in connection with his election as a Class III director.

Shares represented by all proxies received by our Board of Directors and not marked so as to withhold authority to vote for any individual nominee will be voted FOR the election of the nominees named below. Our Board of Directors knows of no reason why any nominee would be unable or unwilling to serve, but if such should be the case, proxies may be voted for the election of some other person nominated by our Board of Directors.

Our by-laws provide that, in an election of directors where the number of nominees does not exceed the number of directors to be elected, each director must receive the majority of the votes cast with respect to that director. This means that the number of shares voted "for" a director must exceed the number of shares voted "against" that director (i.e., "withheld" from his or her election). The Board believes this majority vote standard appropriately gives stockholders a greater voice in the election of directors than the traditional plurality voting standard.

If an incumbent director does not receive a majority vote, our Corporate Governance Guidelines further provide that such director must tender his or her written resignation as a director to Chairman of our Board of Directors for consideration by the Corporate Governance and Nominating Committee. The Corporate Governance and Nominating Committee will consider such tendered resignation and, within 45 days following the date of the stockholders' meeting at which the election occurred, recommend to our Board of Directors action to be taken with respect to the tendered resignation, including whether or not to accept the tendered resignation. Our Board of Directors will, no later than 75 days following the date of the stockholders' meeting at which the election occurred, take formal action upon such recommendation and promptly disclose its decision, together with an explanation of the process by which the decision was made and, if applicable, the Board of Directors' reason or reasons for rejecting the tendered resignation, by filing a Form 8-K with the SEC.

Set forth below are the nominees to be elected at the 2021 Annual Meeting and other members of our Board of Directors and, for each such other director, the year such director was first elected as a director, the year each director's current term will expire and the current class of each director.

Exact Sciences 2021 Proxy Statement	5

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

Set forth below is background information for each current director and nominee for director, as well as information regarding additional experience, qualifications, attributes or skills that led our Board of Directors to conclude that such director or nominee should serve on our Board of Directors.

Nominees for Class III Directors

PAUL CLANCY	DIRECTOR SINCE: 2021

Current Class of Director: I Current Term Expiration: 2022
Paul Clancy, age 59, has more than 30 years of experience in financial management and strategic business planning, and served as the Executive Vice President and Chief Financial Officer of Alexion Pharmaceuticals, Inc., a biopharmaceutical company (Nasdaq: ALXN), from July 2017 to November 2019. Prior to joining Alexion, Mr. Clancy served as Executive Vice President, Finance and Chief Financial Officer of Biogen Inc., a biotechnology company (Nasdaq: BIIB), from August 2007 until June 2017. Mr. Clancy joined Biogen in 2001 as Vice President of U.S. Marketing. He later served as Biogen's Vice President of Portfolio Management, and, following the company's 2003 merger with IDEC Pharmaceuticals Corporation, as Senior Vice President of Finance, with responsibilities for leading the treasury, tax, investor relations and business planning groups. Before Biogen, Mr. Clancy spent 13 years at PepsiCo Inc., serving in a variety of financial and general management positions, including Vice President and General Manager of PepsiCo's Great West Business Unit. Mr. Clancy earned a Bachelor of Science in Finance from Babson College and an MBA from Columbia University

Mr. Clancy brings extensive financial and managerial experience in the biopharmaceutical and biotechnology industries to our Board of Directors with key insight into financial and strategic initiatives within our industry.

6	Exact Sciences 2021 Proxy Statement

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

PIERRE JACQUET	DIRECTOR SINCE: 2019

Current Class of Director: III Current Term Expiration: 2021
Pierre Jacquet, age 54, is Vice Chairman, Global Healthcare Managing Director of L.E.K. Consulting. He has served in a variety of leadership roles for L.E.K., including the firm's Global Leadership Team, the Americas management committee, and various partner operating committees since 2001. Mr. Jacquet has spent more than two decades focused on corporate strategy consulting, merger and acquisition advisory services, and value management, both domestically and internationally. A former physician, he worked with Arthur D. Little from 1998 to 2000 as a manager of its pharmaceutical practice and performed business development for Genzyme in 1997. During his medical career, he was a Fellow at the Washington Cancer Institute from 1993 to 1996, where he authored over 40 publications and presentations. Pierre has also served on the Advisory Board of Life Science Cares since 2017. Mr. Jacquet earned a Master of Business Administration from the Darden Graduate School at the University of Virginia in 1998, was awarded a Doctor of Medicine with high distinction in 1991, and a Doctor of Philosophy in biomedical sciences in 1996 from the University of Liège in Belgium.

Mr. Jacquet brings to our Board of Directors extensive business and managerial experience in the healthcare industry and his service as a physician and fellow at an oncology focused medical institute provides valuable insight to our Board of Directors.

DANIEL LEVANGIE	DIRECTOR SINCE: 2010

Current Class of Director: III Current Term Expiration: 2021
Daniel Levangie, age 70, is an experienced executive and corporate director with senior operating experience in the field of medical devices and in vitro diagnostics. Mr. Levangie is co-founder and manager of ATON Partners, a private investment firm, and Chairman, President & CEO of CereVasc, LLC, an early-stage medical device company. From 2013 through January 2017, Mr. Levangie served as President of Insulet Drug Delivery Systems. From 2011 through 2013, Mr. Levangie was chief executive officer of Dune Medical Devices, Inc. and co-founder and managing partner of Constitution Medical Investors, Inc., a Boston-based private investment and product development firm acquired by Roche Diagnostics Corporation in 2013. Prior to the above, Mr. Levangie held a variety of executive management positions with Cytyc Corporation until the acquisition of Cytyc by Hologic, Inc. in 2007. These positions include executive vice president and chief operating officer, chief executive officer and president of Cytyc Health Corporation, executive vice president and chief commercial officer and president, Cytyc Surgical Products Division. Prior to joining Cytyc Corporation in 1992, Mr. Levangie held a number of sales, marketing and management positions with Abbott Laboratories, a diversified healthcare company. Mr. Levangie is currently a director of CereVasc, LLC and Renovia, Inc. He previously served as a director of Insulet Corporation, a medical device company (Nasdaq: PODD), Liposcience, Inc., a diagnostics company (formerly Nasdaq: LIPO), ev3, Inc., a medical device company, Dune Medical Devices and Hologic,  Inc., a diagnostic, imaging systems and surgical products company (Nasdaq: HOLX). Mr. Levangie is a member of the Advisory Board of the Barnett Institute of Northeastern University and is a trustee of Excel Charter School, East Boston. Mr. Levangie earned a bachelor's degree in pharmacy from Northeastern University.

Levangie brings a wealth of executive, managerial and leadership experience in the healthcare industry to our Board. He has significant board of director experience from his service on the boards of directors of numerous medical device and biotechnology companies.

Exact Sciences 2021 Proxy Statement	7

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

Other Members of our Board of Directors

KEVIN CONROY	DIRECTOR SINCE: 2009

Current Class of Director: I Current Term Expiration: 2022
Kevin Conroy, age 55, has served as our President and Chief Executive Officer and as a director since 2009, and as Chairman of our Board of Directors since 2014. Mr. Conroy served as president and chief executive officer of Third Wave Technologies, Inc., a molecular diagnostics company, from 2005 until the acquisition of Third Wave by Hologic, Inc. in 2008. He joined Third Wave in 2004 and served as general counsel until 2005. Prior to joining Third Wave, Mr. Conroy held leadership positions at GE Healthcare and practiced intellectual property law in private practice. Mr. Conroy also serves as a director of Epizyme, Inc. (Nasdaq: EPZM), Adaptive Biotechnologies Corporation (Nasdaq: ADPT) and CM Life Sciences II, Inc. (Nasdaq: CMIIU). He earned a bachelor's degree in electrical engineering at Michigan State University and a JD from the University of Michigan.

Mr. Conroy brings extensive business, legal and executive leadership experience to our Board of Directors. With his significant knowledge of, and breadth of experience in, the healthcare industry in general and the molecular diagnostics industry and our Company in particular, he provides our Board of Directors with a vital understanding of our business and industry.

JAMES DOYLE	DIRECTOR SINCE: 2014

Current Class of Director: II Current Term Expiration: 2023
James Doyle, age 75, is currently Of Counsel at Foley & Lardner LLP, an international law firm, as well as partner of Doyle & Boyce Strategies, a consultant to several national foundations. Prior to his current positions, Mr. Doyle served two terms as the 44th governor of the state of Wisconsin from 2003 to 2011. Prior to his gubernatorial service, Mr. Doyle served three terms as the attorney general of the state of Wisconsin from 1991 to 2003. In connection with his service as attorney general, Mr. Doyle served as president of the National Association of Attorneys General from 1997 to 1998. Mr. Doyle also previously served as the District Attorney of Dane County, Wisconsin and worked in private practice. His extensive public service also includes stints in the Peace Corps as a teacher in Tunisia and as an attorney in a federal legal services office on the Navajo Indian Reservation. Mr. Doyle earned a bachelor's degree from the University of Wisconsin—Madison and a JD from Harvard Law School.

Mr. Doyle brings to our Board of Directors proven leadership and managerial capabilities acquired through his extensive public and private sector experience. He also provides our Board of Directors with deep knowledge of governmental and legal affairs.

FREDA LEWIS-HALL	DIRECTOR SINCE: 2020

Current Class of Director: II Current Term Expiration: 2023
Freda Lewis-Hall, M.D., DFAPA, age 66, served as Senior Medical Advisor to the CEO at Pfizer Inc. (NYSE: PFE) from January 2020 until her retirement in March 2020. Dr. Lewis-Hall served as Chief Patient Officer and Executive Vice President of Pfizer Inc. from January 2019 to December 2019. From 2009 to December 2019, Dr. Lewis-Hall served as Pfizer's Chief Medical Officer and Executive Vice President. Prior to joining Pfizer in 2009, Dr. Lewis-Hall held various senior leadership positions including Chief Medical Officer and Executive Vice President, Medicines Development at Vertex Pharmaceuticals, Inc., a biopharmaceutical company, from 2008 to 2009, Senior Vice President, U.S. Pharmaceuticals, Medical Affairs for Bristol-Myers Squibb Co. from 2003 to 2008; and Vice President, Research and Development, Product Development at Pharmacia from 2002 to 2003. Dr. Lewis-Hall served in several roles at Eli Lilly from 1994 to 2002, including Product Team Leader from 1999 to 2002. Dr. Lewis-Hall serves on the board of directors of SpringWorks Therapeutics, Inc. (NASDAQ: SWTX) and 1Life Healthcare, Inc. (NASDAQ: ONEM). From December 2014 to May 2017, she served on the board of directors of Tenet Healthcare Corporation (NYSE: THC). Dr. Lewis-Hall currently serves on the board of fellows of The Harvard School and the advisory board of the Dell Medical School. She also served on the board of the Patient-Centered Outcomes Research Institute from 2010 to 2020. Dr. Lewis-Hall earned a B.A. in Natural Sciences from Johns Hopkins University and an M.D. from Howard University College of Medicine.

Dr. Lewis-Hall brings significant expertise in the biopharmaceutical industry and leadership experience as a senior executive at various biopharmaceutical companies. Her leadership in patient-focused medicine and emphasis on patient engagement and inclusion provides critical insight to our Board of Directors.

8	Exact Sciences 2021 Proxy Statement

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

SHACEY PETROVIC	DIRECTOR SINCE: 2020

Current Class of Director: I Current Term Expiration: 2022
Shacey Petrovic, age 47, has served as President and Chief Executive Officer of Insulet Corporation since January 1, 2019 and has served on its Board of Directors since September 2018. Prior to becoming Chief Executive Officer, Ms. Petrovic served as Insulet's President and Chief Operating Officer from October 2016 to December 31, 2018. From February 2016 to October 2016, she served as Insulet's Executive Vice President and President, Diabetes Products, and from February 2015 to February 2016, she served as Insulet's Chief Commercial Officer. From 2013 to 2015, Ms. Petrovic served as President and Chief Executive Officer of Clinical Innovations, LLC, a developer and manufacturer of medical devices and diagnostics for women's health. From 2000 to 2013, she served in a number of key roles at Hologic, Inc. and Cytyc Corporation, which merged with Hologic in October 2007, including Vice President and General Manager of Hologic's GYN Surgical Products division, as well as various sales and marketing leadership roles in the U.S. and Europe. She also currently serves on the Board of Directors for Alydia Health. Ms. Petrovic earned bachelor's degree in biology from the University of Wisconsin—Madison.

Ms. Petrovic's significant executive and board experience and her decades of experience within the healthcare industry provides a valuable perspective to our Board of Directors.

KATHLEEN SEBELIUS	DIRECTOR SINCE: 2019

Current Class of Director: II Current Term Expiration: 2023
Kathleen Sebelius, age 73, serves as CEO of Sebelius Resources LLC, a strategic consulting firm that advises private companies, non-profit organizations and financial investors. From 2009 through 2014, Ms. Sebelius served in President Barack Obama's Cabinet as the 21st Secretary of the Department of Health and Human Services. At HHS, Sebelius managed 11 operating agencies, 90,000 employees in 50 countries around the world, and a $1 trillion budget. Prior to that Ms. Sebelius served as Governor of Kansas from 2003 to 2009. Previous elected offices include two terms as the Kansas insurance commissioner and four terms in the Kansas Legislature. Ms. Sebelius serves as a director of Myovant Sciences Ltd. (NYSE: MYOV), a biopharmaceutical company, and the Kaiser Family Foundation. She also co-chairs the Aspen Institute Health Strategy Group and serves on advisory boards for the Children's Advocacy Center, Dole Institute of Politics, Solera Health, Out Leadership, the Estée Lauder Foundation, and the University of Kansas College of Liberal Arts and Sciences. Ms. Sebelius earned a bachelor's degree from Trinity Washington University and a master of public administration from the University of Kansas.

Ms. Sebelius brings a wealth of state and federal government expertise, management insight and health care experience to our Board of Directors with deep knowledge of the systemic challenges and opportunities to improve health care.

Exact Sciences 2021 Proxy Statement	9

INFORMATION CONCERNING DIRECTORS AND NOMINEES FOR DIRECTOR

KATHERINE ZANOTTI	DIRECTOR SINCE: 2009

Current Class of Director: I Current Term Expiration: 2022
Katherine Zanotti, age 66, served as chief executive officer of Arbonne International from 2009 until 2018. Ms. Zanotti also served as Chair of Natural Products Group (the holding company of Arbonne, Nature's Gate, and Levlad) from 2010 until 2018 when Groupe Rocher acquired Natural Products Group and Arbonne International. Arbonne is a botanically based skin care, cosmetic and nutrition company marketed in seven countries, with revenue of over $600 million. From 2002 to 2006, she served as senior vice president of marketing at McDonald's Corporation. Prior to joining McDonald's Ms. Zanotti was a vice president at the Procter & Gamble Company and most recently served as vice president and general manager of the North American pharmaceutical business and the corporate women's health platform. Ms. Zanotti currently serves on the Board of Trustees of Xavier University. Ms. Zanotti currently serves as a director of Cutera, Inc., a developer of cosmetic and aesthetic laser equipment (Nasdaq:CUTR). She previously served as a director of Hill-Rom Holdings, Inc., a worldwide manufacturer and provider of medical technologies and related services (NYSE:HRC); Mentor Corporation, a medical device company; Alberto Culver Company, a personal care products company; and Third Wave Technologies, Inc., a molecular diagnostics company. Ms. Zanotti earned a bachelor's degree in economics and studio fine arts from Georgetown University and an MBA with a concentration in marketing and finance from Xavier University.

Ms. Zanotti's extensive executive, managerial and leadership experience, including many years in the pharmaceutical industry, positions her well to serve as a member of our Board. Her business acumen and experience on the boards of directors of numerous companies make her a valuable addition to our Board of Directors.

10	Exact Sciences 2021 Proxy Statement

INFORMATION CONCERNING EXECUTIVE OFFICERS

INFORMATION CONCERNING EXECUTIVE OFFICERS

Set forth below is background information relating to our executive officers. Kevin Conroy is discussed above under Information Concerning Directors and Nominees for Director.

JEFFREY ELLIOTT

Position: Executive Vice President, Chief Financial Officer and Chief Operating Officer
Jeffrey Elliott, age 43, has served as our Chief Financial Officer since November 2016 and our Chief Operating Officer since April 2021. Prior to his appointment as Chief Financial Officer, Mr. Elliott served as the Company's Vice President, Business Development and Strategy, from June 2016 to November 2016. Prior to joining the Company, from 2007 to 2016, Mr. Elliott was with Robert W. Baird & Co., where from June 2012 to June 2016 he was a senior research analyst who covered diagnostics and life science tools companies. Earlier in his career, Mr. Elliott worked in a supply chain role for Walgreens and as a consultant at Cap Gemini Ernst & Young. Mr. Elliott earned a bachelor's degree in business administration from the University of Illinois at Urbana-Champaign and an MBA from the University of Chicago Booth School of Business. Mr. Elliott is a CFA charterholder.

SARAH CONDELLA

Position: Executive Vice President, Human Resources
Sarah Condella age 40, has served as our Executive Vice President, Human Resources since January 2021, and previously served in increasing roles of responsibility, including as Senior Vice President, Human Resources; Vice President; Senior Director; and Director, since joining Exact Sciences in 2012. Prior to joining Exact Sciences, Ms. Condella served as a Human Resources Manager at GE Healthcare and as a Manager and Project Director at the University of Wisconsin Survey Center. Ms. Condella currently serves on the boards of the Madison Children's Museum and Gilda's Club. Ms. Condella earned a bachelor's degree and an MBA from the University of Wisconsin-Madison.

D. SCOTT COWARD

Position: Executive Vice President, General Counsel, Chief Administrative Officer and Secretary
D. Scott Coward, age 56, has served as our General Counsel and Secretary since January 2015 and as our Chief Administrative Officer since July 2018. He joined us from the global law firm K&L Gates LLP, where he practiced corporate and securities law and served as managing partner of the Raleigh, NC office. Prior to his tenure at K&L Gates, Mr. Coward served as General Counsel of Blue Rhino Corporation, a leading supplier of consumer propane-related products. Prior to Blue Rhino, Mr. Coward served as an Associate General Counsel at GE Medical Systems in Milwaukee, WI, and prior to that, as a partner at the Raleigh, NC law firm Smith Anderson Blount Dorsett Mitchell & Jernigan LLP. Mr. Coward earned a bachelor's degree in business administration from the University of North Carolina—Chapel Hill and a JD from Columbia Law School.

Exact Sciences 2021 Proxy Statement	11

INFORMATION CONCERNING EXECUTIVE OFFICERS

JACOB ORVILLE

Position: General Manager, Pipeline
Jacob Orville, age 47, has served as our General Manager, Pipeline since November 2019 and served as Senior Vice President, Pipeline from February 2019 to November 2019. Mr. Orville previously served as general manager, Cardiometabolic & Endocrinology Franchise, Quest Diagnostics, Inc. from November 2017 to February 2018. Mr. Orville co-founded Cleveland HeartLab, Inc. in December 2008 and served as its chief executive officer from December 2008 to November 2017. Earlier in his career Mr. Orville served in leadership and operational roles at NextGen Sciences, Inc. and Third Wave Technologies, Inc. Mr. Orville earned a bachelor's degree from University of Massachusetts-Amherst and an MBA from the University of Wisconsin-Madison.

12	Exact Sciences 2021 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

Board Independence

Our Board of Directors has determined that each of Thomas Carey, Paul Clancy, James Doyle, Pierre Jacquet, Daniel Levangie, Freda Lewis-Hall, Shacey Petrovic, Kathleen Sebelius, Michael Wyzga and Katherine Zanotti is an independent director within the meaning of the director independence standards of The NASDAQ Stock Market, Inc. ("NASDAQ"). Furthermore, our Board of Directors has determined that all of the members of our Audit and Finance Committee, Compensation and Management Development Committee, Corporate Governance and Nominating Committee and Innovation, Technology and Pipeline Committee are independent within the meaning of the director independence standards of NASDAQ and the rules of the SEC applicable to each such committee.

Executive Sessions of Independent Directors

Executive sessions of our independent directors are generally scheduled following each regularly scheduled meeting of our Board of Directors. Executive sessions are led by James Doyle, our lead independent director, who actively solicits other independent directors for agenda items in advance of such meetings. The independent directors utilize the executive sessions to discuss, among other items, corporate strategy and planning, including succession planning for our executive officers.

Board Qualifications

Our Corporate Governance and Nominating Committee is responsible for identifying the appropriate qualifications, skills and characteristics desired of members of our Board of Directors in the context of the needs of the business and the current composition and needs of our Board of Directors.

Director candidates are considered based upon a variety of criteria, including demonstrated business and professional skills and experiences relevant to our business and strategic direction, concern for long-term stockholder interests, personal integrity and sound business judgment. Our Board of Directors seeks members from diverse professional backgrounds who combine a broad spectrum of relevant industry and strategic experience and expertise that, in concert, offer us and our stockholders diversity of opinion and insight in the areas most important to us and our corporate mission. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. When filling positions for Board membership, including through retainted searches by third party search firms, we are committed to actively seeking qualified candidates with a broad range of experience, viewpoints, professions, skills, geographic representations and backgrounds as well as diversity of race, ethnicity, gender, age and culture. All director candidates must have time available to devote to the activities of our Board of Directors. Our Corporate Governance and Nominating Committee also considers the independence of director candidates, including the appearance of any conflict in serving as a director. Director Candidates who do not meet all of these criteria may still be considered for nomination to our Board of Directors if our Corporate Governance and Nominating Committee believes that the candidate will make an exceptional contribution to us and our stockholders.

Board Leadership Structure

Currently, Mr. Conroy serves as both the Chairman of our Board of Directors and the Chief Executive Officer of the Company. Our by-laws permit these positions to be held by the same person, and our Board of Directors believes that it is in the best interests of the Company to retain flexibility in determining whether to separate or combine the roles of Chairman and Chief Executive Officer based on our circumstances. While our Board of Directors does not have a formal policy regarding the separation of the roles of Chairman and Chief Executive Officer, our Board of Directors recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure so as to provide independent oversight of senior management, a highly engaged Board of Directors, and the right balance between (i) effective independent oversight of the Company's business, (ii) our Board of Directors' activities and (iii) consistent corporate leadership. On at least an annual basis, our Corporate Governance and Nominating Committee reviews our corporate leadership structure. As part of its most recent such assessment, the Corporate Governance and Nominating Committee gave thorough consideration to a number of factors, including, but not limited to, the pros and cons of alternative leadership structures given the Company's current operating and governance environment, a review of empirical data on the topic, investor feedback and the dynamics of our Board of Directors.

Based upon these considerations and the recommendation of the Corporate Governance and Nominating Committee, the Board of Directors determined to maintain our Board of Directors' current leadership structure with Mr. Conroy serving as both the Chairman of our Board of Directors and the Chief Executive Officer of the Company. The Board of Directors based this determination on (1) Mr. Conroy's extensive experience in and knowledge of the Company, the molecular diagnostics industry and the regulatory environment, (2) the highly effective bridge Mr. Conroy's service provides between our Board of Directors and the Company's management, (3) Mr. Conroy's continued leadership and vision necessary to lead our Board of Directors and the Company through its challenging industry and macroeconomic environments, (4) Mr. Conroy's investor-focused perspective and (5) the effective independent leadership provided on the Board of Directors by our Lead Independent Director and other independent directors as well as our standing committees which are all comprised entirely of independent directors.

Pursuant to our Corporate Governance Guidelines, at any time that the Company does not have an independent chairman of the Board of Directors, the Board of Directors appoints an independent director to serve as Lead Independent Director. The Lead Independent Director is elected to serve a one-year term commencing upon the adjournment of the annual meeting of stockholders until the adjournment of the following

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year's annual meeting of stockholders. Our Corporate Governance Guidelines empower our Lead Independent Director with well-defined duties that are further summarized below. In addition, our Board of Directors—which currently is comprised of 91% independent directors—exercises a strong, independent oversight function which enhances the accountability of the senior management team to our Board of Directors and provides for robust and impartial leadership and a unified voice that is accountable to our stockholders. This oversight function is enhanced by the fact that our Audit and Finance, Compensation and Management Development, Corporate Governance and Nominating and Innovation, Technology and Pipeline Committees are comprised entirely of independent directors. Further, our Board of Directors meetings include regular executive sessions of the independent directors and an annual evaluation of our CEO's performance against pre-determined goals. Our Board of Directors can and will change its leadership structure if our Board of Directors determines that doing so is in the best interest of the Company and its stockholders.

Lead Independent Director Duties
»
Counsel the CEO on issues of interest and/or concern to the independent directors

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Coordinate, develop the agenda for and chair executive sessions of the Board's independent directors

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Act as principal liaison between the independent directors and the CEO on sensitive issues

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Lead the annual CEO review process and meet with the CEO to discuss such evaluation

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Review recommendations for retention of consultants who report directly to the Board

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Provide the Board's chairperson with input as to the preparation of the agenda for Board meetings

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Advise the Board's chairperson as to the quantity, quality and timeliness of the flow of information from management to the independent directors

Corporate Governance Guidelines

Our Board of Directors has approved, upon the recommendation of the Corporate Governance and Nominating Committee, a set of Corporate Governance Guidelines under which our Board of Directors and its committees operate. Our Corporate Governance Guidelines assist the Board and its committees in the exercise of their responsibilities and establish a common set of expectations and guidelines in order to provide a strong and robust governance framework for the Company. Among other topics, our Corporate Governance Guidelines address the following matters:

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Board Evaluation:  Our Board of Directors annually conducts a confidential performance evaluation to determine whether it and its committees are functioning adequately and effectively. As part of this evaluation, each director completes a written self-assessment questionnaire with a variety of questions designed to gather suggestions for improving the effectiveness of the Board of Directors and its committees and to solicit feedback on a range of issues, including Board composition, Board dynamics, the Board's relationship with senior management, Board agendas and meetings, Board processes and Board committees.

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Limitation on Other Board Service:  Carrying out the duties and fulfilling the responsibilities as a member of our Board of Directors requires a significant commitment of an individual's time and attention. While our Board of Directors does not believe that explicit limits on the number of other boards of directors on which directors may serve are currently appropriate, each director must notify the Chairman in connection with accepting a seat on the board of directors of another business corporation so that the potential for conflicts or other factors compromising such director's ability to perform his or her duties for our Board of Directors may be fully assessed.

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Board and Committee Meeting Attendance:  Each member of the Board is expected to make reasonable efforts to attend regularly scheduled meetings of the Board and to participate in telephone conference meetings or other special meetings of the Board. Attendance and participation at meetings is an important component of the directors' duties and, as such, attendance rates are taken into account by the Corporate Governance and Nominating Committee in connection with assessments of director candidates for re-nomination as directors.

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Director Orientation and Continuing Education:  Our Corporate Governance and Nominating Committee has developed an orientation program designed to familiarize new directors with our business and strategic plans, key policies and practices, principal officers and management structure, auditing and compliance processes and our Code of Business Conduct and Ethics. In addition, our Board committees monitor the continuing education needs of their members and recommend action to the Board where appropriate. Further, our executive officers are responsible for periodically providing materials or briefing sessions for continuing directors to assist them in discharging their duties.

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Director Access to Management and Advisors:  Directors have complete access to senior members of our management. Our Board of Directors and each of its committees is authorized to request that any Company officer or employee, outside legal counsel, independent auditor or other professional retained by the Company to render advice to the Company, attend any meeting of the Board or such committee, or otherwise meet with members of or advisors to the Board of Directors. Our Board of Directors and each committee is authorized to engage legal, accounting or other advisors to provide it with advice and information in connection with carrying out its or their responsibilities.

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Management Succession Planning

Our Board of Directors recognizes that one of its most important duties is to ensure continuity in the Company's senior leadership positions by overseeing the development of executive talent and planning for the succession of our senior management, including our Chief Executive Officer.

Our Corporate Governance and Nominating Committee and Compensation and Management Development Committee review and oversee the development and implementation of senior management succession plans. These committees periodically report to the Board of Directors on (i) such management succession plans, including recommendations and evaluations of potential successors to the Chief Executive Officer and other members of senior management and (ii) any development plans for then-current members of senior management.

Stockholder Engagement

We believe effective corporate governance requires regular, constructive and thoughtful engagement with our stockholders on a number of topics, including operating performance, corporate governance, long-term strategy, executive compensation, corporate social responsibility and governance-related issues. Our Board of Directors, CEO and senior management team play a central role in our stockholder engagement strategy and we regularly engage stockholders throughout the year and consider their input. In addition, our Compensation and Management Development Committee is charged with monitoring and evaluating the Company's engagement with stockholders to solicit feedback on the Company's compensation philosophy, structure, programs, practices and policies.

We solicit ongoing feedback from major stockholders and strive for continued and robust stockholder engagement throughout the year. Our Board of Directors welcomes feedback on its corporate governance and executive compensation practices and policies and believes that continued engagement with stockholders will further align the long-term interests of our Board of Directors, the Company, its management and its stockholders.

As set forth in our Corporate Governance Guidelines, a copy of which is available at www.exactsciences.com, security holders who wish to communicate directly with our Board of Directors, the independent directors of our Board of Directors or any individual member of our Board of Directors may do so by sending such communication by certified mail addressed to the Chairman of our Board of Directors, as a representative of the entire Board of Directors, the Lead Independent Director, as a representative of the independent directors of our Board of Directors, or to the individual director or directors, in each case, c/o Secretary, Exact Sciences Corporation, 5505 Endeavor Lane, Madison, Wisconsin 53719. The Secretary reviews any such security holder communication and forwards relevant communications to the addressee.

Policies Regarding Director Nominations

Our Board of Directors has adopted a policy concerning director nominations, a copy of which is available at www.exactsciences.com. Set forth below is a summary of certain provisions of this policy.

Process for Identifying and Evaluating Director Nominees

Our Board of Directors is responsible for selecting nominees for election to our Board of Directors by our stockholders. Our Board of Directors delegates the selection process to our Corporate Governance and Nominating Committee, with the expectation that other members of our Board of Directors, and of management, may be requested to take part in the process as appropriate. Generally, our Corporate Governance and Nominating Committee identifies candidates for director nominees in consultation with management, through the use of search firms or other advisers, through the recommendations submitted by other directors or stockholders or through such other methods as our Corporate Governance and Nominating Committee deems appropriate. When filling positions for Board membership, including through retained searches by third party search firms, we are committed to actively seeking qualified candidates with a broad range of experience, viewpoints, professions, skills, geographic representations and backgrounds, as well as diversity of race, ethnicity, gender, age and culture. In addition, nominees for director are selected to have complementary, rather than overlapping, skill sets. Once candidates have been identified, our Corporate Governance and Nominating Committee confirms that the candidates meet the qualifications for director nominees established by our Corporate Governance and Nominating Committee. Our Corporate Governance and Nominating Committee may gather information about the candidates through interviews, detailed questionnaires, comprehensive background checks, or any other means that our Corporate Governance and Nominating Committee deems to be helpful in the evaluation process. Our Corporate Governance and Nominating Committee then meets as a group to discuss and evaluate the qualities and skills of each candidate, both on an individual basis and taking into account the overall composition and needs of our Board of Directors. Based on the results of the evaluation process, our Corporate Governance and Nominating Committee recommends candidates for our Board of Directors' approval as nominees for election to our Board of Directors. Our Corporate Governance and Nominating Committee also recommends candidates for our Board of Directors' appointments to the standing committees of our Board of Directors.

Procedures for Recommendation of Director Nominees by Stockholders

The policy of our Corporate Governance and Nominating Committee is to consider properly submitted stockholder recommendations for director candidates. To submit a recommendation to our Corporate Governance and Nominating Committee for director nominee candidates, a stockholder must make such recommendation in writing and include:

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the name and address of the stockholder making the recommendation, as they appear on our books and records, and of such record holder's beneficial owner, if any;

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»
the class and number of shares of our equity that are owned beneficially and held of record by such stockholder and such beneficial owner including all "synthetic equity instruments" (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights;

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a description of the material terms of any agreements, arrangements or understandings (whether or not in writing) entered into between such stockholder or such beneficial owner and any other person for the purpose of acquiring, holding, disposing or voting of any shares of any class of our equity;

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the following information regarding the director nominee:

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  the name, age, business address and residence address of such person;

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  the principal occupation or employment of such person; and

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  the class and number of shares of our equity that are, directly or indirectly, owned beneficially or held of record by such person or any of its affiliates or associates including all "synthetic equity instruments" (e.g., derivatives, swaps, hedges, etc.), voting rights, rights to fees, dividends, or other material rights;

»
certain representations and agreements of such director nominee as set forth in detail in our by-laws;

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why such recommended candidate meets our criteria and would be able to fulfill the duties of a director;

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how the recommended candidate meets applicable independence requirements established by the SEC and NASDAQ;

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a representation that the stockholder giving the notice of recommendation intends to appear in person or by proxy at the applicable meeting of stockholders to nominate the persons named in its notice of recommendation; and

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all other information relating to the recommended candidate and the recommending stockholder that would be required to be disclosed in solicitations of proxies for the election of directors or is otherwise required, in each case pursuant to Regulation 14A under the Exchange Act or our by-laws, including the recommended candidate's written consent to being named in the proxy statement as a nominee and to serving as a director if approved by our Board of Directors and elected.

Recommendations must be sent to the Chairperson of our Corporate Governance and Nominating Committee, c/o Secretary, Exact Sciences Corporation, 5505 Endeavor Lane, Madison, Wisconsin 53719. The Secretary must receive any such recommendation for nomination not later than the close of business on the 90th day nor earlier than the close of business on the 120th day prior to the first anniversary of the date of the preceding year's annual meeting of stockholders; provided, however, that with respect to a special meeting of stockholders called by us for the purpose of electing directors to our Board of Directors, the Secretary must receive any such recommendation not earlier than the 90th day prior to such special meeting nor later than the later of (1) the close of business on the 60th day prior to such special meeting or (2) the close of business on the 10th day following the day on which a public announcement is first made regarding such special meeting. We will promptly forward any such nominations to our Corporate Governance and Nominating Committee. Once our Corporate Governance and Nominating Committee receives a recommendation for a director candidate, such candidate will be evaluated in the same manner as other candidates and a recommendation with respect to such candidate will be delivered to our Board of Directors. Policy Governing Director Attendance at Annual Meetings of Stockholders Our policy is to schedule a regular meeting of our Board of Directors on the same date as our annual meeting of stockholders and, accordingly, directors are encouraged to be present at such stockholder meetings. With the exception of four directors, all individuals serving on our Board of Directors at the time of the 2020 annual meeting, attended the 2020 annual meeting of stockholders.

Code of Business Conduct and Ethics

We have in place a Code of Business Conduct and Ethics (the "Code of Ethics") that applies to all of our directors, officers and employees. The Code of Ethics is designed to deter wrongdoing and promote:

»
honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

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full, fair, accurate, timely and understandable disclosure in reports and documents that we file with, or submit to, the SEC and in other public communications that we make;

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compliance with applicable governmental laws, rules and regulations;

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the prompt internal reporting of violations of the Code of Ethics to an appropriate person identified in the Code of Ethics;

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accountability for adherence to the Code of Ethics; and

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anonymous reporting of violations of the Code of Ethics via reporting mechanisms approved by our Audit and Finance Committee.

A current copy of the Code of Ethics is available at www.exactsciences.com. A copy may also be obtained, free of charge, from us upon a request directed to Exact Sciences Corporation, 5505 Endeavor Lane, Madison, Wisconsin 53719, attention: Investor Relations. We intend to disclose any amendments to or waivers of a provision of the Code of Ethics by posting such information on our website available at www.exactsciences.com and/or in our public filings with the SEC.

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Additional Governance Matters—Corporate Sustainability and Human Capital

Corporate sustainability is consistent with and supports our mission to empower patients and the colon cancer community with the most effective methods of detection to eradicate the disease and save lives. We believe that to serve patients well, it is important to also act responsibly in our relationships with our employees, our communities and the environment. We are committed to: (1) investing in our human capital; (2) conducting our business with the highest professional and ethical standards; (3) quality and the continuing effectiveness of our quality management system; (4) making it easy and affordable to complete our tests; (5) and working safely and being environmentally responsible. Our 2020 Sustainability Report, which outlines these goals in further detail and describes our sustainability practices is available at http://investor.exactsciences.com/investor-relations/corporate-governance/default.aspx.

Diversity and Inclusion

We believe diversity in thought, experience, perspective, and background within our team is necessary to support our core value of innovation. We are firmly committed to providing equal opportunity in all aspects of employment and will not discriminate in any employment decision because of a person's race, color, sex, religion, national origin, age, disability, sexual orientation, gender identity, genetic information, veteran status, or any other basis prohibited by applicable law.

Our Senior VP of Human Resources is part of the executive leadership team and has direct responsibility for our diversity and inclusion program. We track and monitor workforce diversity data to ensure we are fulfilling our diversity and inclusion aspiration—to be known as a great place to work for all. Thanks, in part, to our competitive benefits, women make up approximately 54% of total employees (full-time and part-time), and 48% of management positions. In addition, we have been awarded with a Great Place to Work® CertificationTM in 2020, Fortune's Best Workplaces in Health Care & BiopharmaTM in 2020, and Fortune's Best Workplaces for MillennialsTM in 2020. As discussed earlier under the heading "Process for Indentifying and Evaluating Director Nominees", our board of directors has adopted policies and processes to encourage diversity among its members. As a result, our board of directors now includes four female members, one of whom is African American, to support diversity of opinion and perspective at the board level.

Compensation and Benefits

Attracting the best talent starts with offering industry-leading compensation and benefits. We want our compensation and benefits to give our employees a sense of ownership in our company, and pride and determination to achieve our mission. We offer the following benefits, among others, to 100% of our U.S. employees, including part-time employees (subject, in certain cases, to minimum tenure or number of hours worked thresholds): medical, dental, and vision care coverage for all employees and their dependents; life, disability, and accident insurance and critical illness benefits; health care and dependent care flexible spending account programs; employer contributions to health savings accounts (for specific medical plans); 401(k) with employer matching; retirement planning resources; employee stock purchase plan; equity awards upon hire and annually thereafter; annual cash bonus program; parental leave program.

Training and Development

We invest significant resources to develop the talent needed to achieve long-term success. We have implemented a comprehensive employee training program, governed by the Exact Sciences' Employee Training Policy. The program applies to all our employees, including full-time, part-time, and temporary employees. Senior leadership, in conjunction with Human Resources, is responsible for ensuring that all personnel, including contractors and consultants, have the appropriate education, training, competency, and credentials.

Our organizational development team and functional training teams create opportunities for personal growth, professional growth, and career mobility. From facilitated workshops and podcasts to eLearning modules and succession planning, we have invested in internal capabilities to meet our employees at any stage of their career growth and development. We have also created a variety of tools to facilitate developmental feedback. Thanks, in large part, to our training and development investments, in 2020 we were able to fill 35% of our open positions with internal candidates.

Our Board of Directors and its Committees

Board of Directors

Our by-laws state that the number of directors constituting the entire Board of Directors shall be determined by resolution of our Board and that our Board has the authority to increase the number of directors, fill any vacancies on our Board and to decrease the number of directors to eliminate any vacancies. The number of directors currently fixed by our Board of Directors is eleven.

Our Board of Directors is classified into three separate classes (Classes I, II and III), with one class of directors nominated for election each year. Our Board of Directors believes the classification of the Board is important to our philosophy of managing and promoting the Company's long-term growth. Given the highly competitive nature of our business and the complexity and evolution of the life sciences industry more broadly, it can take several years to gain a robust understanding of our business and strategy, the Company's organization and structure, our products and our industry. Electing directors to a three year term is intended to promote continuity and stability of strategy and business direction for the long-term interests and expectations of our stockholders and other stakeholders.

Our Board of Directors met nine times during the year ended December 31, 2020. All directors attended at least 75% of the aggregate of all meetings of our Board of Directors and all committees of our Board of Directors on which he or she served during 2020.

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Committees

Our Board of Directors has the following standing committees: Audit and Finance; Compensation and Management Development; Corporate Governance and Nominating; and Innovation, Technology and Pipeline. Our Board of Directors and each standing committee retains the authority to engage its own advisors and consultants. Each standing committee has a charter that has been approved by our Board of Directors. A copy of each committee charter is available at www.exactsciences.com. Each committee reviews the appropriateness of its charter annually or at such other intervals as each committee determines.

The following table sets forth the current members of each standing committee of our Board:

NAME	AUDIT AND FINANCE	COMPENSATION AND MANAGEMENT DEVELOPMENT	CORPORATE GOVERNANCE AND NOMINATING	INNOVATION, TECHNOLOGY AND PIPELINE

Thomas Carey

Paul Clancy

James Doyle

Pierre Jacquet

Daniel Levangie

Freda Lewis-Hall

Shacey Petrovic

Kathleen Sebelius

Michael Wyzga

Katherine Zanotti

 Chair      Member

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The following summarizes the membership of each committee, as well as the primary roles and responsibilities of each committee and the number of times each committee met in 2020.

AUDIT AND FINANCE COMMITTEE	NUMBER OF MEETINGS IN 2020: 6

MEMBERS » Mr. Wyzga (Chair) » Mr. Carey » Mr. Clancy » Mr. Levangie

AMONG OTHER THINGS, OUR AUDIT AND FINANCE COMMITTEE:

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Maintains responsibility for assisting our Board of Directors in fulfilling its oversight responsibilities with respect to financial reports and other financial information.

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Reviews, monitors and reports to our Board of Directors on the adequacy of the Company's financial reporting process and system of internal controls over financial reporting.

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Selects, evaluates and replaces the independent auditor and serves as ultimate authority to which independent auditors are accountable.

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Oversees the Company's internal audit department, including the appointment, replacement or dismissal of the director of internal audit and the internal audit department's activities, including all issued internal audit reports, major findings and updates on remediation of past findings.

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In consultation with management, periodically reviews the adequacy of the Company's disclosure controls and procedures and approves any significant changes thereto.

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Advises and consults with management concerning plans and objectives for the Company's capitalization, including the structure and amount of debt and equity required to meet the Company's financing needs.

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Reviews and evaluates significant capital expenditures, mergers, acquisitions, divestitures, joint ventures and other significant transactions.

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Regularly discusses with management, Company legal counsel and the internal audit department the Company's major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks, and reviews with management annually a summary of legal and regulatory compliance matters and risk management activities.

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Provides the Audit and Finance Committee report for inclusion in our proxy statement for our annual meeting of stockholders.

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Recommends, establishes and monitors procedures for the receipt, retention and treatment of complaints relating to accounting, internal accounting controls or auditing matters and the receipt of confidential, anonymous submissions by employees of concerns regarding questionable accounting or auditing matters.

Our Board of Directors has determined that each member of our Audit and Finance Committee is independent within the meaning of the NASDAQ director independence standards and applicable rules of the SEC for audit committee members. Our Board of Directors has also determined that each of Mr. Wyzga and Mr. Clancy qualifies as an "audit committee financial expert" under the rules of the SEC.

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COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE	NUMBER OF MEETINGS IN 2020: 8

MEMBERS » Ms. Zanotti (Chair) » Mr. Doyle » Mr. Levangie » Dr. Lewis-Hall

AMONG OTHER THINGS, OUR COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE:

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Discharges the responsibilities of our Board of Directors relating to the compensation of our executive officers.

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Evaluates and recommends to our Board of Directors appropriate compensation for the Company's independent directors.

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Oversees the Company's procedures for consideration and determination of executive and director compensation.

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Reviews and approves all executive compensation.

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Administers and implements the Company's incentive compensation plans and equity-based plans.

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Reviews, monitors and oversees the Company's employee benefit plans.

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Oversees succession planning for executive management and reviews the performance, potential, development and retention of current and future executive management and the organizational capability to meet short- and long-term strategic objectives.

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Reviews and recommends the Compensation Discussion & Analysis for inclusion in our proxy statement for our annual meeting of stockholders.

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Provides our Compensation and Management Development Committee Report for inclusion in our proxy statement for our annual meeting of stockholders.

Each member of our Compensation and Management Development Committee is a non-employee director as defined in Rule 16b-3 of the Exchange Act. Our Board of Directors has determined that each member of our Compensation and Management Development Committee is also an independent director within the meaning of NASDAQ's director independence standards and applicable SEC rules.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE	NUMBER OF MEETINGS IN 2020: 5

MEMBERS » Mr. Carey (Chair) » Mr. Doyle » Ms. Petrovic » Ms. Sebelius

AMONG OTHER THINGS, OUR CORPORATE GOVERNANCE AND NOMINATING COMMITTEE:

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Recommends to our Board of Directors persons to serve as members of our Board of Directors and as members of and chairpersons for the committees of our Board of Directors.

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Considers the recommendations of candidates to serve as directors submitted from our stockholders.

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Assists our Board of Directors in evaluating the performance of our Board of Directors and our Board committees.

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Advises our Board of Directors regarding the appropriate board leadership structure for the Company.

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Reviews and makes recommendations to our Board of Directors on corporate governance matters.

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Reviews the size and composition of our Board of Directors and recommends to our Board of Directors any changes it deems advisable.

Our Board of Directors has determined that each member of our Corporate Governance and Nominating Committee is an independent director within the meaning of the NASDAQ director independence standards and applicable rules of the SEC.

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INNOVATION, TECHNOLOGY AND PIPELINE COMMITTEE	NUMBER OF MEETINGS IN 2020: 2

MEMBERS » Mr. Jacquet (Chair) » Dr. Lewis-Hall » Ms. Sebelius

AMONG OTHER THINGS, OUR INNOVATION, TECHNOLOGY AND PIPELINE COMMITTEE:

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Interacts with management and external advisors to develop insights and recommendations regarding the Company's approach to pipeline development and technical and commercial innovation, including:

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Maintaining alignment between strategic commercial objectives and the Company's product development pipeline;

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Assisting management in identification, evaluation and oversight of appropriate pipeline, technology and product development investments;

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Working with management to prioritize medical and clinical technology needs that can effectively be addressed by the Company;

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Development, oversight and review of key product development and other technical personnel; and

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Assessment of new and existing intellectual property assets and risks.

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Supports the recruitment and development of, and interaction with, the Company's scientific advisory board.

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Provides an early assessment of, and acts as a sounding board to management with regard to, merger and acquisition opportunities that would expand the Company's pipeline or product/service offerings.

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Provides feedback and input regarding the Company's development of innovative new business models, strategies and tactics.

Our Board of Directors has determined that each member of our Innovation, Technology and Pipeline Committee is an independent director within the meaning of the NASDAQ director independence standards and applicable rules of the SEC.

Compensation and Management Development Committee Interlocks and Insider Participation

James Doyle, Daniel Levangie, Freda Lewis-Hall, Katherine Zanotti and Eli Casdin served on our Compensation and Management Development Committee in 2020. None of the directors who served on our Compensation and Management Development Committee in 2020 has ever served as one of our employees or officers. During 2020, none of our executive officers served as a director or member of a compensation committee (or other committee performing similar functions) of any other entity of which an executive officer served on our Board of Directors or Compensation and Management Development Committee.

Role of our Board of Directors in Risk Oversight

Our Board of Directors administers its risk oversight function directly and through our Audit and Finance Committee and our Compensation and Management Development Committee. Our Audit and Finance Committee regularly discusses with management, Company legal counsel and the internal audit department the Company's major risk exposures, their potential financial impact on the Company, and the steps taken to monitor and control those risks and reviews with management annually a summary of legal and regulatory compliance matters and risk management activities, including an insurance review, a review of management's precautionary plans for disaster protection, and a review of the Company's policies and procedures with respect to cybersecurity threats and related issues. Additionally, our Audit and Finance Committee oversees the process by which the Board is informed regarding the legal and regulatory compliance risks facing the Company and coordinates with the Company's legal counsel to ensure the Board receives regular legal and regulatory compliance updates from management. Our Audit and Finance Committee also reviews regulatory investigations (including findings thereof) as well as any alleged significant violations of laws, regulations or Company policies, including the Company's Code of Business Conduct and Ethics and the Company's Code of Conduct on Interaction with Health Care Professionals, and reports such findings to the Board as needed. Our Compensation and Management Development Committee, together with management, has reviewed the Company's compensation policies and practices and concluded that such policies and practices do not create risks that are reasonably likely to have a material adverse effect on the Company.

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CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

Cybersecurity and Data Protection Risk Management

Protecting the privacy of our patients' and employees' information and the security of our systems and networks has long been and will continue to be a priority for Exact Sciences and our Board of Directors. We have technical, administrative and physical safeguards in place to help protect against unauthorized access to, use or disclosure of patient and employee information and data we collect and store. In addition, our comprehensive information security program includes, among other aspects, vulnerability management, antivirus and malware protection, file integrity monitoring, encryption and access control.

Consistent with our Board of Directors' risk management and oversight structure, our Audit and Finance Committee has primary responsibility for overseeing our risk management practices, programs, policies and procedures related to data privacy, data protection and network security. Management provides our Audit and Finance Committee and our Board of Directors with updates about cybersecurity practices, programs, policies and procedures and the status of projects designed to strengthen internal cybersecurity and data protection. Our Board of Directors and our Audit and Finance Committee also discuss potential cybersecurity and data protection threats.

Director Compensation

  Compensation Policy for Non-Employee Directors

We maintain a compensation policy for our non-employee directors (the "Director Compensation Policy") that is intended to enable us to attract and retain, on a longer-term basis, high-qualified non-employee directors. The Director Compensation Policy is supported by an annual benchmarking exercise conducted by Radford, an Aon Consulting Company ("Radford"), the Company's independent executive compensation consultant, which positions the cash and equity compensation paid to our non-employee directors at the market median of a peer group that is reviewed annually. For information regarding the peer group, which is the same peer group used in connection with the determination of executive compensation, see "Compensation And Other Information Concerning Named Executive Officers" beginning on page 30.

Under the Director Compensation Policy adopted in October 2020, each non-employee director who continues to serve as a director following an annual stockholders meeting is entitled to be paid an annual cash retainer as follows:

BOARD MEMBER COMPENSATION	ANNUAL RETAINER ($)

Lead Independent Director	90,000

Director	60,000

COMMITTEE CHAIRPERSON COMPENSATION	ANNUAL RETAINER ($)

Audit and Finance Committee	25,000

Compensation and Management Development Committee	20,000

Corporate Governance and Nominating Committee	13,000

Innovation, Technology & Pipeline Committee	13,000

COMMITTEE MEMBER COMPENSATION	ANNUAL RETAINER ($)

Audit and Finance Committee	12,500

Compensation and Management Development Committee	10,000

Corporate Governance and Nominating Committee	6,500

Innovation, Technology & Pipeline Committee	6,500

In lieu of cash, each non-employee director may elect to receive shares of Company common stock having an equivalent dollar value.

In April 2020, in response to the rapidly evolving impact of the COVID-19 pandemic, the Board of Directors amended the Director Compensation Policy to provide that the annual cash retainer for Board service would not be paid for the service period commencing on the date of the 2020 Annual Meeting. However, in October 2020, in light of the evolving circumstances, the Board of Directors amended the Director Compensation Policy to provide that the annual cash retainer for Board service for the service period commencing on the date of the 2020 annual stockholdholders meeting would be $45,000 paid immediately upon amendment of the Director Compensation Policy.

In addition, members of our Innovation, Technology & Pipeline Committee receive an additional cash payment of $5,000 per full-day, on-site, special working meeting (of which it is anticipated that two such meetings per year will take place).

Under the Director Compensation Policy, on the date of each annual stockholders meeting, each non-employee director who is continuing to serve as a director following such meeting is also granted restricted stock or deferred stock units having a value of $250,000 with the number of shares of restricted stock or deferred stock units to be issued being determined based on the closing price of the Company's common stock on the grant date. In addition, if the Board chair is independent and such Board chair will continue as Board chair following the date of the annual meeting, such Board chair will be granted an additional annual restricted stock or deferred stock unit award having a value of $15,000. These annual equity grants are scheduled to vest upon the earlier of the first anniversary of the grant date or the date of the next annual stockholders

22	Exact Sciences 2021 Proxy Statement

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

meeting; provided upon the death of a director, such director's awards vest in full; upon a director's ceasing to serve for any other reason, such director's awards vest pro rata based on the number of days since the grant date; and upon a change of control, all awards vest in full.

Under the Director Compensation Policy, if a director is elected or appointed to our Board of Directors other than on the date of the Company's annual meeting of stockholders, such director's annual cash and equity compensation as described above, for the period between the date of such election or appointment and the date of the Company's next annual meeting of stockholders, will be granted in a pro rata amount on the date of such annual meeting to reflect the date of such director's election or appointment and the date of the Company's following annual meeting of stockholders. The number of shares of restricted stock or deferred stock units to be issued to the director based on the foregoing pro rata compensation is determined based on the closing price of the Company's common stock on the date of such director's appointment, and such shares of restricted stock or deferred stock units are fully vested upon grant.

Upon his or her initial election to our Board of Directors, a new director receives shares of restricted stock or deferred stock units having a value equal to $375,000 based on the closing sale price of our common stock on the date of grant. Such shares of restricted stock or deferred stock units vest in three equal annual installments.

The Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan (the "2019 Plan") establishes limits on the awards issuable to our non-employee directors. Under the 2019 Plan, the maximum value of all awards granted to a non-employee director, taken together with all cash fees paid to such non-employee director under any other equity compensation plan of the Company or an affiliate in a given calendar year, may not exceed $600,000 (calculating the value of any equity compensation plan awards based on the grant date fair market value for financial reporting purposes). However, awards granted to non-employee directors upon their initial election to the Board of Directors or the board of directors of an affiliate will not be counted towards this limit, and certain other limited exceptions may apply.

The foregoing compensation is in addition to reimbursement of all out-of-pocket expenses incurred by directors in attending meetings of our Board of Directors.

Non-Employee Director Compensation in 2020

The following table provides compensation information for the one-year period ended December 31, 2020 for each non-employee member of our Board of Directors. No member of our Board employed by us receives separate compensation for services rendered as a member of our Board. Paul Clancy did not join our Board of Directors until March 18, 2021 and thus received no compensation in the one-year period ended December 31, 2020.

NAME	FEES EARNED OR PAID IN CASH ($)		STOCK AWARDS ($)(1)		ALL OTHER COMPENSATION ($)	TOTAL ($)

Thomas Carey	58,000	(2)	250,019		—	308,019

Eli Casdin	20,500		250,019		—	270,519

James Doyle	91,500		250,019		—	341,519

Pierre Jacquet	64,000	(2)	250,019		—	314,019

Daniel Levangie	68,000		250,019		—	318,019

Fred Lewis-Hall	70,123	(3)	312,961	(4)	—	383,085

Shacey Petrovic	45,000		624,955	(5)	—	669,955

Kathleen Sebelius	58,000		250,019		—	308,019

Andrew Slavitt	45,000		250,019		—	295,019

Michael Wyzga	71,500	(2)	250,019		—	321,519

Katherine Zanotti	65,000		250,019		—	315,019

(1)
The amounts shown in this column indicate the grant date fair value of stock or option awards, respectively, computed in accordance with FASB ASC Topic 718. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K for 2020. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by the directors.

Exact Sciences 2021 Proxy Statement	23

CORPORATE GOVERNANCE PRINCIPLES, BOARD MATTERS AND NON-EMPLOYEE DIRECTOR COMPENSATION

  As of December 31, 2020, the non-employee members of our Board of Directors held unexercised stock options and unvested shares of restricted stock, RSUs and deferred stock units as follows:

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS	UNVESTED SHARES OF RESTRICTED STOCK, RESTRICTED STOCK UNITS AND DEFERRED STOCK UNITS

Thomas Carey	—	2,558

Eli Casdin	10,100	2,558

James Doyle	18,477	2,558

Pierre Jacquet	—	3,635

Daniel Levangie	—	2,558

Fred Lewis-Hall	—	5,563

Shacey Petrovic	—	5,790

Kathleen Sebelius	—	3,635

Andrew Slavitt	—	3,635

Michael Wyzga	10,108	2,558

Katherine Zanotti	25,637	2,558

(2)
Per the election of the director and in accordance with the Director Compensation Policy, all but $45,000 of the annual cash retainer was paid in shares of Company common stock having an equivalent dollar value.

(3)
Includes $15,123 in cash fees earned for the period between the date of Ms. Lewis-Hall's appointment to the Board of Directors and the 2020 Annual Meeting of Stockholders, paid in accordance with the Director Compensation Policy.

(4)
Includes $62,943 of stock awards earned for the period between the date of Ms. Lewis-Hall's appointment to the Board of Directors and the 2020 Annual Meeting of Stockholders, paid in accordance with the Director Compensation Policy.

(5)
Includes $374,936 of stock awards issued to the recipient upon the recipient's initial election to the Board of Directors at the time of the 2020 Annual Meeting, issued in accordance with the Director Compensation Policy.

24	Exact Sciences 2021 Proxy Statement

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PROPOSAL 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

WHAT YOU ARE VOTING ON:

We are asking our stockholders to ratify the appointment of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for 2021.

The Audit and Finance Committee of the Board of Directors has appointed PricewaterhouseCoopers ("PWC") as our independent registered public accounting firm for the fiscal year ending December 31, 2021. PWC was selected as our independent registered public accounting firm for the fiscal year ending December 31, 2020 following completion of a competitive process to select a firm conducted by the Audit and Finance Committee. As a result of this process, on March 4, 2020 the Audit and Finance Committee dismissed BDO USA, LLP ("BDO") as the Company's independent registered public accounting firm effective immediately. PWC was engaged as the Company's independent registered public accounting firm on March 4, 2020.

The report of BDO on the financial statements of the Company for the fiscal year ended December 31, 2019 contained no adverse opinion or disclaimer of opinion and was not qualified or modified as to uncertainty, audit scope or accounting principles. During the the fiscal year ended December 31, 2019, there were: (1) no disagreements between the Company and BDO on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of BDO, would have caused BDO to make reference to the subject matter of the disagreement in their reports on the financial statements for such years, and (2) no "reportable events" as that term is defined in Item 304(a)(1)(v) of Regulation S-K. A representative of BDO is not expected to be present at the 2021 Annual Meeting.

During fiscal year ended December 31, 2019 and the subsequent interim period preceding PWC's appointment, the Company did not consult with PWC regarding (1) the application of accounting principles to a specified transaction or transactions, either completed or proposed, or the type of audit opinion PWC might render on the Company's financial statements or (2) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(1)(iv) of Regulation S-K and the related instructions to that Item, or a "reportable event" as that term is defined in Item 304(a)(1)(v) of Regulation S-K.

A representative of PWC is expected to be present at the 2021 Annual Meeting. In addition to having the opportunity to make a statement, the PWC representative will be available to respond to any appropriate questions.

Vote Required for Approval

Ratification of the appointment of our independent registered public accounting firm requires the affirmative vote of a majority of the shares present or represented at the 2021 Annual Meeting, in person or by proxy, and voting on such ratification. If our stockholders fail to ratify the selection of PWC as the independent registered public accounting firm for 2021, our Audit and Finance Committee will reconsider whether to retain that firm. Even if the selection is ratified, our Audit and Finance Committee may, in its discretion, direct the appointment of a different independent registered public accounting firm at any time during the year.

Board Recommendation

Exact Sciences 2021 Proxy Statement	25

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Other than as described below and compensation agreements and other arrangements which are described in "Compensation And Other Information Concerning Named Executive Officers" beginning on page 30, in 2020 there was not, and there is not currently proposed, any transaction or series of similar transactions to which we were or will be a party in which the amount involved exceeded or will exceed $120,000 in which any director, executive officer, holder of five percent or more of any class of our capital stock or any member of their immediate family had or will have a direct or indirect material interest.

At various times, including in 2020, the Company has engaged Perspective Group LLC, an executive search firm in which Thomas Carey, a member of our Board of Directors, is majority owner, to perform certain executive searches. Under the terms of the engagement, the Company paid Perspective Group approximately $193,000 of fees during the year ended December 31, 2020, which was less than 5% of the Perspective Group's aggregate revenue for the year ended December 31, 2020.

Pierre Jacquet, a member of our Board of Directors, is Vice Chairman, Global Healthcare and Managing Director of L.E.K. Consulting, LLC. At various times, including in 2020, the Company has engaged L.E.K. to perform strategic consulting services. Under the terms of the Company's engagements with L.E.K., the Company paid L.E.K. approximately $900,000 of fees during the year ended December 31, 2020, which was less than 5% of L.E.K.'s aggregate revenue for the year ended December 31, 2020.

Our Board of Directors has adopted a written policy with regard to related person transactions, which sets forth our procedures and standards for the review, approval or ratification of any transaction required to be reported in our filings with the SEC or in which one of our executive officers or directors has a direct or indirect material financial interest, with limited exceptions. Our policy is that our Audit and Finance Committee shall review the material facts of all related person transactions (as defined in the related person transaction approval policy) and either approve or disapprove of the entry into any related person transaction. In the event that obtaining the advance approval of our Audit and Finance Committee is not feasible, our Audit and Finance Committee shall consider the related person transaction and, if our Audit and Finance Committee determines it to be appropriate, may ratify the related person transaction. In determining whether to approve or ratify a related person transaction, our Audit and Finance Committee will take into account, among other factors it deems appropriate, whether the related person transaction is on terms comparable to those available from an unaffiliated third-party under the same or similar circumstances and the extent of the related person's interest in the transaction.

26	Exact Sciences 2021 Proxy Statement

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The following tables sets forth the aggregate fees billed or expected to be billed by PWC for 2020 for audit and non-audit services, including "out-of-pocket" expenses incurred in rendering these services. The nature of the services provided for each category is described following the table.

PricewaterhouseCoopers

Fee Category	2020

Audit Fees(1)	$2,065,000

Audit-Related Fees(2)	50,000

Tax Fees(3)	80,000

All Other Fees	—

Total	$2,195,000

(1)
Audit fees include fees for professional services rendered for the audit of our consolidated annual statements, quarterly reviews, consents and assistance with and review of documents filed with the SEC. Audit fees also include fees for professional services rendered for statutory audits performed by PWC's international affiliates.

(2)
Audit-related fees include fees for professional services rendered for the audit of our 401(k) Plan.

(3)
Tax fees include fees for professional services rendered in connection with certain international tax projects undertaken by the Company.

Pre-Approval Policies and Procedures

The Audit and Finance Committee's policy is to pre-approve all audit and permissible non-audit services to be performed by the independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services. All such services provided in fiscal 2020 were pre-approved by the Audit and Finance Committee. Pre-approval is generally provided for up to one year and any pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget. The independent registered public accounting firm and management are required to periodically report to the full Audit and Finance Committee regarding the extent of services provided by the independent registered public accounting firm in accordance with this pre-approval, and the fees for the services performed to date.

The Audit and Finance Committee has delegated pre-approval authority to its chairman when necessary due to timing considerations. Any services pre-approved by such chairman must be reported to the full Audit and Finance Committee at its next scheduled meeting.

Exact Sciences 2021 Proxy Statement	27

REPORT OF THE AUDIT AND FINANCE COMMITTEE

REPORT OF THE AUDIT AND FINANCE COMMITTEE

The Audit and Finance Committee is comprised of Paul Clancy, Thomas Carey, Daniel Levangie and Michael Wyzga. None of the members of the Audit and Finance Committee is an officer or employee of the Company, and the Board of Directors has determined that each member of the Audit and Finance Committee meets the independence requirements promulgated by The NASDAQ Stock Market and the SEC, including Rule 10A-3(b)(1) under the Exchange Act.

The Audit and Finance Committee oversees the Company's financial reporting process on behalf of the Board of Directors. Management has the primary responsibility for the financial statements and the reporting process, including the systems of internal controls and the certification of the integrity and reliability of the Company's internal controls procedures. In fulfilling its oversight responsibilities, the Audit and Finance Committee has reviewed the Company's audited consolidated balance sheets at December 31, 2020 and 2019 and the related consolidated statements of operations, comprehensive loss, stockholders' equity and cash flows for each of the three years in the period ended December 31, 2020, and has discussed them with both management and PricewaterhouseCoopers ("PWC"), the Company's independent registered public accounting firm. The Audit and Finance Committee has also discussed with the independent registered public accounting firm the matters required to be discussed by the Auditing Standard No. 1301, Communications with Audit Committees, as adopted by the Public Company Accounting Oversight Board. The Audit and Finance Committee has reviewed permitted services under rules of the SEC as currently in effect and discussed with PWC their independence from management and the Company, including the matters in the written disclosures and the letter from the independent registered public accounting firm required by the applicable requirements of the Public Company Accounting Oversight Board regarding the independent accountant's communications with the Audit and Finance Committee concerning independence. The Audit and Finance Committee has also considered and discussed the compatibility of non-audit services provided by PWC with that firm's independence.

Based on its review of the consolidated financial statements and the aforementioned discussions, the Audit and Finance Committee concluded that it would be reasonable to recommend, and on that basis did recommend, to the Board of Directors that the audited consolidated financial statements be included in the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2020.

Respectfully submitted by the Audit and Finance Committee.

  The Audit and Finance Committee:
  Michael Wyzga, Chairperson
  Paul Clancy
  Thomas Carey
  Daniel Levangie

28	Exact Sciences 2021 Proxy Statement

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

PROPOSAL 3—ADVISORY VOTE ON EXECUTIVE COMPENSATION

WHAT YOU ARE VOTING ON:

At the 2021 Annual Meeting, stockholders are being asked to approve the compensation of our NEOs as disclosed in this Proxy Statement.

This Proposal 3 enables our stockholders to cast a non-binding, advisory vote to approve the compensation of our named executive officers as disclosed in this Proxy Statement.

As described in detail under the heading "Compensation and Other Information Concerning Named Executive Officers—Compensation Discussion and Analysis" beginning on page 30, our executive compensation program is designed to attract, motivate and retain our executive officers, who are critical to our success. Please read the "Compensation and Other Information Concerning Named Executive Officers" section beginning on page 30 for additional details about our executive compensation programs, including information about the 2020 compensation of our named executive officers.

We are asking our stockholders to indicate their support for our executive compensation programs as described in this Proxy Statement. This vote is not intended to address any specific term of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this Proxy Statement. Accordingly, we are asking our stockholders to vote FOR the following resolution at the annual meeting:

  "RESOLVED, that the compensation paid to the Company's named executive officers, as disclosed pursuant to the SEC's compensation disclosure rules, including the "Compensation Discussion and Analysis", the compensation tables and any related material disclosed in the proxy statement for the Company's 2021 annual meeting, is hereby APPROVED."

Although the vote on this Proposal 3 regarding the compensation of our named executive officers is not binding on our Board of Directors, we value the opinions of our stockholders and will consider the result of the vote when determining future executive compensation arrangements.

Vote Required for Approval

The foregoing resolution will be approved if holders of a majority of the shares present or represented at the 2021 Annual Meeting, in person or by proxy, and voting on Proposal 3 vote in favor of such resolution.

Board Recommendation

Exact Sciences 2021 Proxy Statement	29

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Compensation Discussion and Analysis

This Compensation Discussion and Analysis explains our executive compensation program as it relates to our named executive officers ("NEOs") determined in accordance with SEC rules, whose compensation information is presented in the following tables and discussion in accordance with SEC rules:

NAME	POSITION

Kevin Conroy	Chairman, President and Chief Executive Officer

Jeffrey Elliott	Executive Vice President, Chief Financial Officer and Chief Operating Officer

D. Scott Coward	Executive Vice President, General Counsel, Chief Administrative Officer and Secretary

Graham Lidgard	Chief Science Officer, Emeritus

Jacob Orville	General Manager, Pipeline

Mark Stenhouse	Former General Manager, Screening

Gisela Paulsen	Former General Manager, Precision Oncology

As described in further detail below, our executive compensation program is designed to focus executive behavior on achievement of both our annual and long-term objectives and strategy as well as align the interests of management with those of our stockholders. To that end, executive compensation generally consists of three primary elements: salary, long-term time- and performance-based equity interests and an annual cash bonus opportunity based on corporate performance.

Executive Summary

The past year was challenging yet transformative for the Company. In early 2020, we recognized the significant threat to public health that the COVID-19 pandemic was creating. Urgent action was necessary. We took proactive steps to ensure the continuity of our lab operations, protect and prioritize patient care, and respond to the need for COVID-19 testing.

Against the challenging backdrop of the pandemic, the Company's team, throughout the organization, was resilient, innovative, and open-minded. We are tremendously proud of our efforts and actions, and the progress our team achieved in 2020 towards our mission of eradicating cancer and the suffering it causes. We were able to provide patient care throughout the pandemic by maintaining uninterrupted operations at our lab and manufacturing facilities. Further, and importantly, we are extremely proud of our efforts to develop and launch a scalable COVID-19 testing solution.

COVID-19 Response

As the pandemic and its effects rapidly evolved and created great uncertainty for our employees and our business, we took decisive actions aimed to protect the interests of all our stakeholders, starting with our employees, our customers, our shareholders, and our communities. These actions included cost-saving measures, as well diverting and re-assigning Company resources to focus on the development and launch of COVID-19 testing capabilities. Actions and achievements included:

Employee Welfare

We took several immediate actions to protect and support our employees. One of our first steps was developing and launching a COVID-19 test to keep our employees safe. We allowed non-essential employees to work from home. We also set up an online, Company-paid pantry for employees who were impacted by the pandemic and needed access to essential personal hygiene, family and food items.

COVID-19 Testing Development

The pandemic showcased our ability to innovate and execute quickly, supporting our employees, customers, and community. A team of more than 1,000 employees from functions across the Company rapidly came together under demanding conditions to develop, secure FDA emergency use authorization, and launch our COVID-19 testing capability.

These efforts first began to test employees on a regular, frequent basis in order to keep our employees safe and continuing to serve patients. However, what started as a mission to take care of our employees soon was extended to the broader community. In 2020, we tested over 2 million people for COVID-19, delivering results in all 50 states.

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COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Cost-Saving Measures

In April, in consideration of the rapid and significant decline in standard wellness visits and preventive services and the adverse effect on Cologuard test order volume, the Company proactively initiated certain temporary cost-saving measures, as described in further detail below in this Compensation Discussion and Analysis to the extent such measures relate to the compensation of our NEOs. Such temporary measures included:

»
reduction of the CEO's base salary to effectively zero (excluding amounts to cover benefits and taxes);

»
elimination of the Board of Directors annual cash retainer;

»
reduction of base salaries for our executive team and employees at or above the director level;

»
reduction in the annual corporate bonus opportunity and quarterly sales commission opportunities;

»
implementation of a voluntary furlough program;

»
implementation of a workforce reduction, involuntary furloughs, and work schedule reductions;

»
reduction of investments in marketing and other promotional activities;

»
pause in certain clinical trial activities;

»
reduction of travel and professional services fees; and

»
delay or termination of certain capital projects.

The Company estimates that we reduced operating expenses by $200 million, helping us to secure employee jobs and sustain the Company during this difficult period of time.

Compensation Actions

Key compensation actions that were directly based on the challenges of the pandemic included, as described in further detail elsewhere in this Proxy Statement:

Base salary reductions

As previously mentioned, as part of the April 2020 cost-saving actions, base salaries were temporarily reduced for our executive leadership team. This included the CEO, whose base salary was temporarily effectively reduced to zero. Gradually, we were fortunate enough to be able to restore salary levels for these employees over the second half of the year, as our business started to recover from the pandemic.

Eliminating board annual cash retainers Also as previously mentioned, the annual cash retainers for board members were temporarily eliminated.

Annual bonuses reduced

In 2020, performance goals were set for the annual bonus plan with consideration for the potential adverse impact of COVID-19 on our business. Goals were based on revenue and customer satisfaction, with diversity goals accounting for an additional modifier for employees at the level of vice president and above. While 116% of target was achieved, as well as an additional positive diversity modifier for employees at the level of vice president and above, our Compensation and Management Development Committee determined to limit annual incentives to 105% of target, as more fully described below in this Compensation Discussion and Analysis. Our Compensation and Management Development Committee also determined not to increase the payouts at the level of vice president and above due to the achievement of the diversity goal so that employees below the level of vice president would be treated similarly in light of outstanding performance by all our employees under extraordinary circumstances during 2020.

2019 PSU modification

As previously mentioned, in 2020 significant Company resources were reallocated to development and launching of COVID-19 testing. As such, in June 2020 the 2019 PSUs were modified to reduce the 30% maximum payout for scientific milestones to 22.5% and two of the milestones were modified due to reallocation of resources to COVID-19 testing and difficulties in implementing clinical trials in light of COVID-19 restrictions on potential participants. In December 2020, in order to take into account the Company's revenues attributable to COVID-19 testing (revenues not anticipated at the time the PSUs were granted), our Compensation and Management Development Committee approved further modifications to the PSUs so revenues attributable to COVID-19 testing would count towards achievement of threshold non-Genomic Health revenues, so that once such threshold is achieved, revenues attributable to COVID-19 testing would not count towards non-Genomic Health revenues for purposes of the PSUs. Our Compensation and Management Development Committee determined that the foregoing modifications did not increase the size or probability of the payouts under the PSUs.

Exact Sciences 2021 Proxy Statement	31

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

2020 Financial Performance and Operational Highlights

Despite all the challenges, we had a very strong, successful year and continued to execute on our long-term growth strategy. Highlights included continuing to grow through strategic acquisitions, strong revenue and cash growth, as well as numerous operational achievements:

The result of these financial and operational achievements was reflected in our strong shareholder return:

32	Exact Sciences 2021 Proxy Statement

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Looking Ahead

The pandemic is not over. Despite challenges that still exist, we have never been more excited about the impact the Company will have on patient lives with Cologuard, Oncotype IQ, and our future tests. We are a leader in cancer diagnostics because of our people, scientific platform, and market-leading Cologuard and Oncotype IQ tests. The Company believes that our cost savings, coupled with our strong cash position, will enable us to continue serving patients who rely on our screening and diagnostic products and services through the remainder of the COVID-19 pandemic and thereafter.

To further align our management interests and incentives with our corporate goals and shareholder interests, we would like to highlight two aspects of our going-forward strategy:

Diversity Goals—Beginning in 2020, we introduced a diversity measure to our senior leadership's annual bonus opportunity. Our leadership team tracks and monitors workforce diversity data to ensure we are fulfilling our aspiration to be known as a great place to work for all. As such, we added this metric to ensure ethnic and gender diversity in candidates participating in the final interview rounds for positions at Senior Director and higher levels.

Annual PSU Grants—Starting in 2021, our Compensation and Management Development Committee, based strongly on shareholder feedback, determined to move to granting PSUs annually (as opposed once every three years). This change will smooth payouts over time and will also allow our Compensation and Management Development Committee greater flexibility to annually grant equity awards that are appropriately sized and structured to reflect the Company's performance and evolving strategic focus, as opposed to locking in PSUs and related metrics for three-year periods.

Objectives and Philosophy of Our Executive Compensation Program

Our compensation program for our executive officers is intended to achieve the following objectives:

»
Focus executive behavior on achievement of our annual and long-term objectives and strategy;

»
Provide a competitive compensation package that enables us to attract and retain qualified executives;

»
Provide a total compensation structure that our Compensation and Management Development Committee believes is comparable to similarly sized companies in the life sciences industry with which we may compete for talent and which consists of a mix of base salary, equity and cash incentives; and

»
Align the interests of management and stockholders by providing management with long-term incentives through equity ownership.

Elements of Executive Compensation

Our executive compensation program generally consists of three primary elements: salary, long-term time- and performance-based equity interests and an annual cash bonus opportunity based on corporate performance. Pursuant to their employment agreements, Mr. Conroy and Mr. Lidgard participate in a long-term incentive plan that provides for certain cash payments upon certain changes of control of the Company. Pursuant to their employment agreements and our equity plans, certain of our executive officers are also eligible for severance payments and benefits under certain circumstances. We maintain an executive deferred compensation plan, which provides a tax-advantaged method for our eligible employees, including the NEOs, to save for retirement, and which helps us provide a competitive compensation package that enables us to attract and retain qualified executives. Our executive officers are also eligible for certain benefits offered to employees generally, including, life, health, disability, dental and vision insurance, as well as participation in our 401(k) plan and 2010 Employee Stock Purchase Plan. We do not currently believe it is necessary for the attraction or retention of management talent to provide executive officers with compensation in the form of perquisites (other than housing and relocation benefits from time to time and except as described below).

Determining Executive Compensation

It is the responsibility of our Compensation and Management Development Committee to administer our compensation practices, to ensure that they are competitive and financially prudent and that they include incentives that are designed to appropriately drive performance. To achieve these objectives, our Compensation and Management Development Committee periodically reviews commercially-available, industry-specific compensation data for companies of generally similar stage of development, headcount, revenue and market capitalization in the diagnostic, biotechnology and medical device industries as a general guide for establishing our pay and equity practices and structures (as further described below under "Use of Peer Group Data"). Our Compensation and Management Development Committee uses this data generally to inform its decisions and does not benchmark specific compensation elements or total compensation to any specific percentile relative to peer companies. Instead, our Compensation and Management Development Committee applies judgment and discretion in establishing specific compensation elements and total compensation, taking into account not only such data, but also factors such as Company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. Our Compensation and Management Development Committee believes that retaining this discretion gives the Compensation and Management Development Committee the ability to more accurately reflect factors and individual contributions that cannot be absolutely quantified. Our Compensation and Management Development Committee, along with our Board of Directors, also reviews and approves corporate and financial objectives used in our executive compensation program to confirm that appropriate goals have been established and tracks performance against them. On an annual basis, our Compensation and Management Development Committee reviews tally sheets reflecting each executive officer's compensation

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history with respect to each element of compensation, as well as projected payouts that would come due in connection with a termination or change of control.

Our Compensation and Management Development Committee generally conducts an annual review of performance and compensation during the first quarter of each year for the purpose of determining the compensation of executive officers other than the Chief Executive Officer. As part of this review, the Chief Executive Officer submits recommendations to our Compensation and Management Development Committee relating to the compensation of these officers. Following a review of these recommendations, our Compensation and Management Development Committee approves the compensation of these officers, with such modifications to the Chief Executive Officer's recommendations as our Compensation and Management Development Committee considers appropriate.

Our Compensation and Management Development Committee's review of the Chief Executive Officer's compensation is subject to additional procedures. With input from the independent directors, the Lead Independent Director, along with our Compensation and Management Development Committee, evaluates the Chief Executive Officer's performance and reviews the evaluation with him. Based on that evaluation and review and consultation with its independent compensation consultant, our Compensation and Management Development Committee then determines the Chief Executive Officer's compensation. The Chief Executive Officer does not attend the portions of meetings of our Compensation and Management Development Committee where the Committee votes or deliberates on his compensation.

Our Compensation and Management Development Committee has engaged Radford as its independent executive compensation consultant. Our Compensation and Management Development Committee has assessed the independence of Radford pursuant to SEC and listing exchange rules and concluded that no conflict of interest exists that would prevent Radford from serving as an independent consultant to our Compensation and Management Development Committee.

Use of Peer Group Data

In late 2019 and early 2020, with the guidance of Radford, our Compensation and Management Development Committee conducted an annual review of the competitiveness of our executive compensation program, including the competitiveness of our base salaries, target total cash compensation, long-term incentives and target total direct compensation.

Radford analyzed the components of our executive compensation program against information blended from (1) proxy statement data from a peer group of companies that consisted of publicly-traded diagnostic, medical device, pharmaceutical, biotechnology, life sciences tools, healthcare technology and healthcare equipment companies that were similar to the Company in terms of stage of development, headcount, revenue, market capitalization and proxy advisory firms peer group selection criteria and (2) survey data from a broader group of commercial stage public diagnostics, biotechnology and medical device companies with revenue between $500 million and $5.0 billion and market capitalization between $4.0 billion and $50.0 billion.

Our Compensation and Management Development Committee seeks to identify an executive compensation peer group of approximately 20 companies in the diagnostic, biotechnology and medical device industries at a similar stage of development and comparable financial profile that may compete with the Company for executive talent. In October 2019, based on Radford's review and recommendations regarding the Company's executive compensation peer group, our Compensation and Management Development Committee approved a new peer group for 2020. In its review, Radford focused on creating a peer group that:

»
Represented companies operating in the diagnostics, medical device and biotechnology industries;

»
Comprised companies with at least one commercialized product; and

»
Captured comparable companies in terms of headcount, revenue and market capitalization.

Based on Radford's recommendations, our Compensation and Management Development Committee (1) removed nine companies from the prior year's peer group either because they were acquired or were no longer comparable to the Company and (2) added nine companies to the prior year's peer group (Agilent Technologies, BioMarin Pharmaceutical, Bio-Techne, Edwards Lifesciences, Horizon Therapeutics, IDEXX Laboratories, Illumina, Penumbra, Regeneron Pharmaceuticals) that met the stated criteria.

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The companies in our peer group for 2020 were:

COMPANY	INDUSTRY

ABIOMED	Health Care Equipment

Agilent Technologies	Life Sciences Tools and Services

Align Technology	Health Care Supplies

BioMarin Pharmaceutical	Biotechnology

Bio-Techne	Life Sciences Tools and Services

DexCom	Health Care Equipment

Edwards Lifesciences	Health Care Equipment

Guardant Health	Health Care Equipment

Hologic	Health Care Equipment

Horizon Therapeutics	Pharmaceuticals

IDEXX Laboratories	Health Care Equipment

Illumina	Life Sciences Tools and Services

Incyte	Biotechnology

Insulet	Health Care Equipment

Ionis Pharmaceuticals	Biotechnology

Masimo	Health Care Equipment

Penumbra	Health Care Equipment

Regeneron Pharmaceuticals	Biotechnology

ResMed	Health Care Equipment

Seagen (formerly Seattle Genetics)	Biotechnology

Radford also provided us with an assessment of our annual equity award burn rate and the expected retentive value of equity awards held by our executives, as well as an analysis of the alignment of Company performance and CEO compensation.

As noted above, our Compensation and Management Development Committee uses peer group data generally to inform its decisions and does not benchmark specific compensation elements or total compensation to any specific percentile relative to peer companies. Instead, our Compensation and Management Development Committee applies judgment and discretion in establishing specific compensation elements and total compensation, taking into account not only such data, but also factors such as Company, business and individual performance, scope of responsibility, critical needs and skill sets, leadership potential and succession planning. Our Compensation and Management Development Committee believes that retaining this discretion gives the Compensation and Management Development Committee the ability to more accurately reflect factors and individual contributions that cannot be absolutely quantified. Based on these principles, which for 2020 included consideration of the Company's increased complexity, headcount, revenue and market capitalization as a result of the recently acquired Genomic Health business, our NEOs' historical below-market compensation levels, the Company's exceptional recent performance, and Mr. Conroy's outstanding leadership, we reached the following conclusions and took the following actions with respect to our NEOs' executive compensation program in early 2020 (excluding Ms. Paulsen, who joined the Company later in 2020) before the COVID-19 pandemic:

»
Base salaries were increased as shown in the table below (however, as described in further detail below, in response to the rapidly evolving impact of the COVID 19 pandemic on the current business environment and at the suggestion of Mr. Conroy and the executive leadership team, base salaries were temporarily reduced in 2020).

»
Target bonus opportunities were either increased or remained unchanged as shown in the table below.

»
Annual equity awards consisting of stock options and restricted stock units (RSUs) with time-based vesting terms were granted as shown in the tables below (because the three-year performance vesting PSUs granted in 2019 were intended to cover performance-based awards for 2019 as well as 2020, such PSUs were not granted in 2020).

For Mr. Orville, who joined the Company in 2019, the following 2019 compensation reflects the terms of his compensation approved by our Compensation and Management Development Committee in connection with the commencement of his employment in 2019. For Ms. Paulsen,

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who joined the Company in April 2020, the following 2020 compensation reflects the terms of her compensation approved by our Compensation and Management Development Committee in connection with the commencement of her employment in 2020.

NAME	2019 BASE SALARY ($)	2020 BASE SALARY ($)

Kevin Conroy	800,200	935,000

Jeffrey Elliott	460,000	535,400

D. Scott Coward	484,100	515,000

Graham Lidgard	477,500	531,800

Jacob Orville	400,000	435,000

Mark Stenhouse	515,000	530,500

Gisela Paulsen	N/A	550,000

NAME	2019 TARGET BONUS %	2020 TARGET BONUS %

Kevin Conroy	125%	140%

Jeffrey Elliott	50%	60%

D. Scott Coward	50%	60%

Graham Lidgard	50%	60%

Jacob Orville	50%	50%

Mark Stenhouse	50%	60%

Gisela Paulsen	N/A	60%

As described above and indicated in the tables below, equity awards granted in 2020 generally consisted of time-based stock options and RSUs as follows:

NAME	2020 OPTIONS

Kevin Conroy	100,916

Jeffrey Elliott	12,875

D. Scott Coward	12,875

Graham Lidgard	12,875

Jacob Orville	6,581

Mark Stenhouse	11,445

Gisela Paulsen	—

NAME	2020 RSUS

Kevin Conroy	124,530

Jeffrey Elliott	15,888

D. Scott Coward	15,888

Graham Lidgard	15,888

Jacob Orville	8,121

Mark Stenhouse	14,123

Gisela Paulsen	66,267

2020 Salary Reductions

In late March 2020, in response to the rapidly evolving impact of the COVID-19 pandemic on the current business environment and at the suggestion of Mr. Conroy and the executive leadership team, the Compensation and Management Development Committee reduced Mr. Conroy's base salary to the amount necessary to cover his portion of contributions, and related taxes, under the Company benefit plans in which he participates (effectively reducing his take-home base salary to $0), and reduced the base salaries of the other NEOs by 15%. In June 2020, in light of business recovery, the Compensation and Management Development Committee partially rolled back the reduction in the base salaries of the NEOs other than Mr. Conroy from 15% to 7.5%. In September 2020, in light of continued business recovery, the Compensation and Management Development Committee eliminated the reductions in the base salaries for all the NEOs, including Mr. Conroy, effective October 2020.

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2020 Bonus Plan

Our Compensation and Management Development Committee believes that a meaningful portion of our executives' compensation should be "at risk"—in other words, contingent upon successful implementation of our strategy and goals. Accordingly, one component of our executive compensation program is an annual cash bonus opportunity under which each of our executive officers is eligible to earn an annual cash bonus with a specified target amount equal to a percentage of base salary, with the actual bonus awarded to be based upon the achievement of corporate goals determined by our Compensation and Management Development Committee in its discretion. In 2020, after taking into account the rapidly evolving impact of the COVID 19 pandemic on the current business environment, our Compensation and Management Development Committee approved metrics to be used to determine 2020 bonuses, which included (1) increased testing and (2) customer satisfaction. Our NEOs were eligible to earn bonuses for 2020 performance equal to up to 150% of their target bonuses (as shown in the table above). Our Compensation and Management Development Committee determined actual bonus payments after the end of 2020 based on the Committee's assessment of the performance of the Company, taking into account the business goals and weightings as described in the chart below.

Performance against the applicable goals is expected to be used by our Compensation and Management Development Committee in determining annual bonus payments. However, in determining actual bonus payments our Compensation and Management Development Committee ultimately relies on its judgment after a comprehensive review of Company performance, as well as consideration of qualitative and other factors, including the current business environment, without being tied to any formulas or pre-established weightings. Our Compensation and Management Development Committee has ultimate discretion to modify payouts and metrics and may periodically revisit goals and weightings as circumstances change. As described below, the Compensation and Management Development Committee exercised its discretion to reduce payouts with respect to the 2020 bonus plan.

In setting and determining 2020 bonus awards, our Compensation and Management Development Committee considered the executive team's achievement of a variety of business plan goals, which reflected the continuing uncertainty surrounding the COVID-19 pandemic on the Company's business, as follows:

GOAL	PERFORMANCE MEASURES	TARGET WEIGHTING

Get more people tested	» Company revenue	75.0%

Take care of our customers	» Customer satisfaction for Cologuard tests » Customer satisfaction for OncotypeDX tests	25.0%

Specifically, with respect to Company revenue goals, our Compensation and Management Development Committee viewed threshold, target and maximum goals at approximately $992 million, $1.28 billion and $2.03 billion, respectively. Customer satisfaction goals were measured using target levels tied to net promoter scores determined using proprietary customer surveys. Our Compensation and Management Development Committee has determined that the disclosure of such target levels would provide our competitors with insight into our internal confidential strategic and planning processes and could cause us competitive harm. Therefore, our Compensation and Management Development Committee has determined not to disclose such target levels in accordance with SEC rules. When setting such target levels, our Compensation and Management Development Committee determined that their achievement was aggressive but achievable.

In addition, for employees at the level of vice president and above, including our NEOs, our Compensation and Management Development Committee established additional goals based on employee engagement and improvements in organizational inclusiveness and diversity, which were expected to be used to adjust bonus payments by up to plus or minus 10% of target. Specifically, with respect to our Compensation and Management Development Committee's employee engagement goals, our Compensation and Management Development Committee viewed target achievement as employee engagement at or above the 50th percentile in the Gallup engagement index, with no threshold or maximum goals. With respect to our Compensation and Management Development Committee's goal to improve organizational inclusiveness and diversity, our Compensation and Management Development Committee viewed target achievement as 80% or greater representation in final interview slates for open roles at the level of senior director and above. While both the employee engagement and organizational inclusiveness and diversity targets were exceeded for 2020, our Compensation and Management Development Committee determined not to increase the bonus payouts for employees at the level of vice president and above in order for all participants in our annual cash bonus plan, including employees below the level of vice president, to be treated similarly in light of outstanding performance by all our employees under extraordinary circumstances during 2020.

After the end of 2020, our Compensation and Management Development Committee determined that the overall level of achievement against the bonus plan goals was 116% of target. As noted above, target levels were set after taking into account the rapidly evolving impact of the COVID 19 pandemic on the current business environment. Given the subsequent rebound in the business environment, our Compensation and Management Development Committee determined to award cash bonuses for 2020 performance at 105% of target. Accordingly, Mr. Conroy, Mr. Elliott, Mr. Coward, Mr. Lidgard, Mr. Orville, Mr. Stenhouse and Ms. Paulsen received cash bonuses of $1,374,450, $337,302, $324,450, $335,034, $227,120, $334,184 and $346,500 respectively.

2019 PSU Adjustments and 2020 Annual Equity Awards

We believe successful long-term Company performance is critical to enhancing stockholder value and aligning the interests of our executive officers with those of our stockholders. Our Compensation and Management Development Committee believes that annual equity awards provide executive officers with the opportunity to acquire long-term stock ownership positions, which motivates them to focus on long-term stockholder value, with the performance of each NEO primarily governing the Compensation and Management Development Committee's considerations in determining long-term equity awards to each of them. These awards are also intended to motivate the retention of our NEOs and provide our NEOs with a market competitive long-term equity incentive opportunity. As described above, equity awards granted in 2020 generally consisted of time-based stock options and RSUs.

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In January 2020, our Compensation and Management Development Committee approved annual equity awards to our then-NEOs consisting of time-vesting RSUs and stock options, including the approval of the number of shares of our common stock subject to each award (as noted above, because the three-year performance vesting PSUs granted in 2019 were intended to cover performance-based awards for 2019 as well as 2020, such PSUs were not granted in 2020). These time-vesting awards were issued on February 14, 2020 in accordance with our Statement of Policy with respect to Equity Award Approvals. In connection with these annual equity awards, Mr. Conroy, Mr. Elliott, Mr. Coward, Mr. Lidgard, Mr. Orville and Mr. Stenhouse received stock options covering 100,916, 12,875, 12,875, 12,875, 6,581 and 11,455 shares, respectively. The shares underlying these options vest and become exercisable in four equal annual installments beginning on the first anniversary of the grant date. Mr. Conroy, Mr. Elliott, Mr. Coward, Mr. Lidgard, Mr. Orville and Mr. Stenhouse received RSUs covering 124,530, 15,888, 15,888, 15,888, 8,121 and 14,123 shares, respectively. These RSUs vest in four equal annual installments beginning on the first anniversary of the grant date. Ms. Paulsen joined us in 2020 after the foregoing awards were issued. In connection with her commencement of employment with the Company in 2020, Ms. Paulsen received RSUs covering 66,267 shares. Ms. Paulsen's RSU award vests in four equal annual installments beginning on the first anniversary of the grant date.

In January 2019, the Compensation and Management Development Committee approved annual equity awards, including to our then-NEOs consisting of time vesting RSUs and stock options, as well as three-year performance vesting PSUs tied 70% to Cologuard revenue growth and 30% to specified scientific milestones.

In December 2019, in order to take into account the addition of the recently acquired Genomic Health business, the Compensation and Management Development Committee approved modifications to the portion of the PSUs tied 70% to revenues so that 25% of such 70% will be based on Genomic Health revenues and 75% of such 70% will be based on non-Genomic Health revenues. These modifications were not related to the COVID-19 pandemic and, at the time the PSUs were granted, the Compensation and Management Development Committee determined that the portion of the PSUs tied to revenues would be modified in connection with any significant acquisitions, such as the Genomic Health acquisition. In June 2020, in order to take into account the effect of the COVID-19 pandemic on the Company's operations (including reallocation of resources to COVID-19 testing and difficulties in implementing clinical trials in light of COVID-19 restrictions on potential participants), the Compensation and Management Development Committee approved modifications to certain of the scientific milestones covered by the portion of the PSUs tied 30% to the specified scientific milestones. Specifically, the maximum 30% payout was reduced to a maximum payout of 22.5% and two of the milestones were modified. In December 2020, in order to take into account the Company's revenues attributable to COVID-19 testing (which revenues were not anticipated at the time the PSUs were granted), the Compensation and Management Development Committee approved modifications to the PSUs so that revenues attributable to COVID-19 testing would count towards achievement of threshold non-Genomic Health revenues, so that once such threshold is achieved, revenues attributable to COVID-19 testing would not count towards non-Genomic Health revenues for purposes of the PSUs. Our Compensation and Management Development Committee determined that the foregoing modifications did not increase the size or probability of the payouts under the PSUs.

2010 Plan and 2019 Plan

The Company maintains the Exact Sciences Corporation 2010 Omnibus Long-Term Incentive Plan (As Amended and Restated Effective July 27, 2017) (as amended, the "2010 Plan"), under which, prior to the adoption of the 2019 Plan as described below, we were able to grant cash and equity incentive awards to eligible service providers in order to attract, motivate and retain the talent for which we compete. The Company also maintains the Exact Sciences Corporation 2019 Omnibus Long-Term Incentive Plan (the "2019 Plan"). The 2019 Plan, like the 2010 Plan, provides for the grant of incentive stock options, nonstatutory stock options, stock appreciation rights, restricted stock awards, restricted stock units and other stock-based awards. Incentive stock options may be granted only to employees, and all other awards may be granted to our and certain affiliates' employees, non-employee directors, consultants and other service providers. The 2019 Plan is administered by our Board of Directors or a committee of our Board of Directors designated by our Board of Directors to administer the 2019 Plan. Our Board of Directors has designated the Compensation and Management Development Committee to administer the 2019 Plan.

Company Clawback Policy

If any of the Company's financial statements are required to be restated, the Company may be entitled to recover all or a portion of any award made under the 2010 Plan or 2019 Plan with respect to any fiscal year of the Company the financial results of which are negatively affected by the restatement. The amount to be recovered will be the amount by which the affected award exceeds the amount that would have been payable had the financial statements been initially filed as restated. Moreover, any award, amount or benefit received under the 2010 Plan or 2019 Plan, as applicable, will be subject to potential cancellation, recoupment, rescission, payback or other action in accordance with the terms of any applicable Company clawback policy or any applicable law, as may be in effect from time to time, whether adopted prior to or following the date of the award.

Deferred Compensation Plan

We maintain an executive non-qualified deferred compensation plan pursuant to which certain service providers, including our named executive officers, prior to 2020 were entitled to defer up to 100% of their cash compensation other than bonuses and 100% of their cash bonuses and beginning in 2020 were entitled to defer up to 75% of their cash compensation other than bonuses and 75% of their cash bonuses, and pursuant to which we may make matching and other contributions in our discretion. Any matching contributions made by us generally would be subject to continued service for one year, subject to earlier vesting upon death, disability, a change in control of us or the participant becoming eligible for retirement under the plan. A participant generally may elect to receive his or her account balance under the plan upon attaining an age specified by the participant or upon the participant's retirement, in either case in lump-sum or in annual installments as specified in the plan, provided that the participant's remaining account balance generally would be paid to the participant in lump-sum in the event of the participant's separation from service with us prior to retirement or in the event of death or disability.

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Other Compensation

We permit executive officers to purchase common stock at a discount through our 2010 Employee Stock Purchase Plan on the same terms and conditions as our other employees. Executive officers may also participate in our 401(k) Plan, which allows for the investment of a portion of plan assets in shares of our common stock. Our Compensation and Management Development Committee approved a discretionary matching Company contribution to our 401(k) Plan for 2020. The matching contribution was made using Company stock in an amount equal to 100% of an employee's total deferrals into the plan up to a limit of 6% of the employee's total compensation (subject to IRS limits).

Role of Stockholder Say-on-Pay Votes

We provide our stockholders with the opportunity to cast an annual advisory vote on executive compensation (a "say-on-pay proposal"). At the Company's annual meeting of stockholders held in July 2020, approximately 96% of the votes cast on the say-on-pay proposal at the meeting were voted in favor of the proposal. Our Compensation and Management Development Committee believes this vote affirms our stockholders' support of the Company's approach to executive compensation and did not make specific changes to our executive compensation program in response to the vote. However, our Compensation and Management Development Committee continues to review and refine the design and administration of our executive pay practices. Our Compensation and Management Development Committee also will continue to consider the outcome of the Company's say-on-pay votes when making future compensation decisions for our NEOs.

Stock Ownership Guidelines

We maintain Stock Ownership Guidelines to encourage ownership of shares of the Company's common stock by our directors and executive officers, to further align their interests with the long-term interests of our stockholders and to further promote the Company's commitment to sound corporate governance. Under these guidelines, directors and executive officers have until three years from the date the director or executive officer becomes subject to the guidelines, to achieve an ownership target equal to the lower of the "Base Salary Target" and the "Fixed Share Target" determined as follows:

POSITION	BASE SALARY / FIXED SHARE TARGET

CEO	Number of shares with a Stock Value equal to or greater than 6 times Base Salary

Executive Officers	Number of shares with a Stock Value equal to or greater than 2 times Base Salary

Board of Directors	Number of shares with a Stock Value equal to or greater than 3 times Annual Retainer

"Annual Retainer" or "Base Salary" for purposes of both the Base Salary Target and Fixed Share Target is the director's annual retainer or the executive's base salary, as applicable, on June 30 of each fiscal year.

"Stock Value" for purposes of the Base Salary Target is calculated annually at the end of each fiscal year based on the average of the closing prices of our common stock for the last 30 trading days of the fiscal year.

"Stock Value" for purposes of the Fixed Share Target is calculated as of the later of (1) January 1, 2012, and (2) the date the director or executive officer originally becomes subject to the Stock Ownership Guidelines, as the case may be, based on the average of the closing prices of our common stock for the 30 days leading up to, and inclusive of, the applicable date.

Each director and executive officer is expected to continuously own sufficient shares to satisfy either the Base Salary Target or the Fixed Share Target ownership target once attained for as long as he or she remains subject to the Stock Ownership Guidelines. Vested "in the money" stock options count as owned shares for this purpose but unvested stock options, restricted shares, restricted stock units, and deferred stock units and vested "out of the money" stock options do not. If an individual's ownership target increases because of a change in position or compensation, the individual will have a three-year period to achieve the incremental amount of shares beginning on the effective date of the change in position or compensation.

Following the initial three-year period that the director or executive officer is afforded to achieve his or her individual ownership target under the Stock Ownership Guidelines, until a director or executive officer has satisfied the applicable ownership target, the director or executive officer is required to retain an amount equal to 50% of the net shares received as the result of the exercise, vesting or payment under any Company equity awards granted to the director or executive. This amount is calculated using the closing price of our common stock on the trading day immediately preceding the date of exercise, vesting or payment under the equity award. Once a director or executive officer achieves his or her individual ownership target, the retention requirements as described above no longer will apply to such director or executive officer unless a disposition by such director or executive officer would cause such individual's stock ownership to fall below his or her ownership target.

As of June 30, 2020, each of our directors and executive officers was in compliance with the Stock Ownership Guidelines.

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Restrictions on Hedging and Pledging of Company Securities

Our Insider Trading Policy prohibits short sales of our securities, including a "sale against the box," by our directors and executives. Our Insider Trading Policy also prohibits directors and employees from engaging in hedging or monetization transactions, such as zero-cost collars and forward sale contracts, as they involve the establishment of a short position in our securities. Our Insider Trading Policy also prohibits directors and executives from holding our securities in a margin account or pledging such securities as collateral for a loan.

Section 162(m)

Section 162(m) of the Internal Revenue Code generally limits our annual corporate tax deduction for compensation paid to each of our "covered employees" to $1 million. "Covered employees" include anyone who served as chief executive officer or chief financial officer during any part of a year and the next three most highly compensated named executive officers for that year. In addition, once a person is considered a "covered employee," that person remains a covered employee in all subsequent years (including after the person leaves our service or changes roles). The American Rescue Plan Act of 2021 updated Section 162(m) of the Internal Revenue Code, effective in 2026, to expand the number of "covered employees" subject to the $1 million deduction limit to include the next five highest compensated employees of the Company; however this new group of employees will not retain the perpetual "covered employee" status and will be determined annually. Consequently, we generally will not be entitled to a U.S. tax deduction for compensation paid in any year to our named executive officers and our other "covered employees" in excess of $1 million. While considering tax deductibility as only one of several considerations in determining compensation, we believe that the tax deduction limitation should not compromise our ability to structure compensation programs that provide benefits to the Company that outweigh the potential benefit of a tax deduction and, therefore, may approve compensation that is not deductible for tax purposes.

Our NEOs

In April 2009, Kevin Conroy joined us as our President & Chief Executive Officer. In November 2016, Jeffrey Elliott became our Chief Financial Officer and in January 2021 Mr. Elliott was appointed Executive Vice President in addition to his title of Chief Financial Officer. Additionally, in April 2021, Mr. Elliot was appointed our Chief Operating Officer. In January 2015, D. Scott Coward joined us as Senior Vice President, General Counsel and Secretary. In July 2018, Mr. Coward was appointed Chief Administrative Officer and in January 2021 Mr. Coward was appointed Executive Vice President. He continues to serve as Chief Administrative Officer, General Counsel and Secretary. In August 2009, Graham Lidgard joined us as Chief Science Officer and in January 2021 Mr. Lidgard was appointed Executive Vice President in addition to his title of Chief Science Officer. In April 2021, Mr. Lidgard transitioned to the role of Chief Science Officer, Emeritus. Mr. Orville joined us as Senior Vice President, Pipeline in February 2019 and was named General Manager, Pipeline in November 2019. In April 2018, Mark Stenhouse joined us as President, Cologuard and was named General Manager, Screening in November 2019. In January 2021, Mr. Stenhouse departed from this position. In connection with his departure, Mr. Stenhouse remained employed with us in a non-executive capacity through the first quarter of 2021. Ms. Paulsen joined us in April as General Manager, Precision Oncology. In January 2021, Ms. Paulsen departed from this position. In connection with her departure, Ms. Paulsen remained employed with us in a non-executive capacity through the first quarter of 2021.

Employment Agreements with our NEOs

We have entered into agreements with our NEOs under which we have agreed to certain compensation arrangements and severance and change of control benefits.

Each of these packages was determined based on negotiations with the applicable NEO and taking into account his or her background and qualifications and the nature of his or her position. We believe that these compensation packages are appropriate in light of the competition for top executives in the biotechnology field and among similarly-situated companies, and that the terms of these arrangements are consistent with our executive compensation goals, including the balancing of short-term and long-term compensation to properly motivate our NEOs. As described in further detail above, in response to the rapidly evolving impact of the COVID 19 pandemic on the current business environment, the Compensation and Management Development Committee temporarily reduced our NEOs' base salaries from late March 2020 to September 2020. This temporary reduction is not reflected in the base salaries disclosed below.

Conroy Employment Agreement

Mr. Conroy's employment agreement, dated March 18, 2009, provides for a minimum base salary and for a minimum target bonus opportunity equal to at least 50% of his base salary, with the exact amount of any such bonus to be based upon the achievement of corporate and individual performance goals to be determined by our Compensation and Management Development Committee. At the end of 2020, Mr. Conroy's base salary was $935,000 and his target bonus opportunity was 140% of his base salary.

Under his agreement, Mr. Conroy would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 42 below. The agreement also prohibits Mr. Conroy from engaging in certain activities involving competition with us and from soliciting our employees for an 18-month period following termination of his employment with the Company.

Elliott Employment Agreement

Mr. Elliott's employment agreement, dated November 8, 2016, provides for a minimum base salary and for a minimum target bonus opportunity equal to 40% of his base salary, with the exact amount of any such bonus to be based upon the achievement of certain goals, including

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corporate and individual goals, to be determined by the Chief Executive Officer and our Compensation and Management Development Committee. At the end of 2020, Mr. Elliott's base salary was $535,400 and his target bonus opportunity was 60% of his base salary.

Under his agreement, Mr. Elliott would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 42 below. The agreement also prohibits Mr. Elliott from engaging in certain activities involving competition with us and from soliciting our employees or certain of our customers for a 12-month period following termination of his employment with the Company.

Coward Employment Agreement

Mr. Coward's employment agreement, dated October 30, 2014, provides for a minimum base salary and for a minimum target bonus opportunity equal to 40% of his base salary, with the exact amount of any such bonus to be based upon the achievement of certain goals, including corporate and individual goals, to be determined by the Chief Executive Officer and our Compensation and Management Development Committee. At the end of 2020, Mr. Coward's base salary was $515,000 and his target bonus opportunity was 60% of this base salary.

Under his agreement, Mr. Coward would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 42 below. The agreement also prohibits Mr. Coward from soliciting our customers for a 12-month period following termination of his employment with the Company.

Lidgard Employment Agreement

Mr. Lidgard's employment agreement, dated August 1, 2009, provides for a minimum base salary and for a minimum target bonus opportunity equal to at least 40% of his base salary, with the exact amount of any such bonus to be based upon the achievement of corporate and individual performance goals to be determined by our Compensation and Management Development Committee. At the end of 2020, Mr. Lidgard's base salary was $531,800 and his target bonus opportunity was 60% of his base salary.

Under his agreement, Mr. Lidgard would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 42 below. The agreement also prohibits Mr. Lidgard from engaging in certain activities involving competition with us and from soliciting our employees for an 18-month period following termination of his employment with the Company.

Orville Employment Agreement

Mr. Orville's employment agreement, dated February 18, 2019, provides for a minimum base salary and for a minimum target bonus opportunity equal to 50% of his base salary, with the exact amount of any such bonus to be based upon the achievement of certain goals, including corporate and individual goals, to be determined by the Chief Executive Officer and our Compensation and Management Development Committee. At the end of 2020, Mr. Orville's base salary was $435,000 and his target bonus opportunity was 50% of his base salary.

Under his agreement, Mr. Orville would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 42 below. The agreement also prohibits Mr. Orville from engaging in certain activities involving competition with us and from soliciting our employees or certain of our customers for a 12-month period following termination of his employment with the Company.

Stenhouse Employment Agreement

Mr. Stenhouse's employment agreement, dated April 2, 2018, provides for a minimum base salary and for a minimum target bonus opportunity equal to 50% of his base salary, with the exact amount of any such bonus to be based upon the achievement of certain goals, including corporate and individual goals, to be determined by the Chief Executive Officer and our Compensation and Management Development Committee. At the end of 2020, Mr. Stenhouse's base salary was $530,500 and his target bonus opportunity was 60% of his base salary.

Under his agreement, Mr. Stenhouse would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 42 below. The agreement also prohibits Mr. Stenhouse from engaging in certain activities involving competition with us and from soliciting our employees or certain of our customers for a 12-month period following termination of his employment with the Company.

Paulsen Employment Agreement

Ms. Paulsen's employment agreement, dated April 20, 2020, provides for a minimum base salary of $550,000 and for a minimum target bonus opportunity equal to 60% of her base salary, which would not be prorated for 2020, with the exact amount of any such bonus to be based upon the achievement of certain goals, including corporate and individual goals, to be determined by the Chief Executive Officer and our Compensation and Management Development Committee. Ms. Paulsen also received a RSU grant covering 66,267 shares, vesting in four equal annual installments beginning on April 20, 2021.

Under her agreement, Ms. Paulsen would be entitled to certain payments and benefits in connection with certain termination events or a change of control as described under "Potential Benefits upon Termination or Change of Control" beginning on page 42 below. The agreement also prohibits Ms. Paulsen from engaging in certain activities involving competition with us and from soliciting our employees or certain of our customers for a 12-month period following termination of her employment with the Company.

Exact Sciences 2021 Proxy Statement	41

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Potential Benefits upon Termination or Change of Control

We believe that providing executives with severance and change of control protection is important for the following reasons:

»
to allow executives to value the forward looking elements of their compensation packages, and therefore limit retention risk; and

»
to provide compensation assurances which are competitive with those of other similarly-situated companies.

Accordingly, the Company's employment agreements and equity awards generally provide for salary continuation in the event of certain employment terminations beyond the control of the executive, as well as varying degrees of accelerated vesting of equity awards in the event of a change of control of the Company.

This "Potential Benefits upon Termination or Change of Control" section should be read in conjunction with the "Potential Payments upon Termination or Change of Control" section beginning on page 50 below, which provides a table that quantifies the benefits described in this section.

Severance and Change of Control Arrangements in General

We have entered into employment agreements and maintain certain plans that will require us to provide compensation and other benefits to our executive officers in connection with certain events related to a termination of employment or change of control.

Conroy and Lidgard Employment Agreements

Under their employment agreements, Mr. Conroy and Mr. Lidgard would, upon termination without "cause," resignation for "good reason" or certain "change of control" events (in each case as defined in their employment agreements), be entitled to receive certain benefits, as described below.

Upon termination without cause or resignation for good reason, the executive would become entitled to receive the following:

»
Salary continuation for a period (18 months for Mr. Conroy and 15 months for Mr. Lidgard) at his then current base salary;

»
Any accrued but unpaid bonus, including any performance-based bonus, as of the termination date, on the same terms and at the same times as would have applied had employment not terminated;

»
The pro rata portion of a target bonus or any other performance-based bonus, provided that such bonus is paid to other senior executives of the Company at the end of the applicable period within which employment was terminated;

»
If the executive elects COBRA coverage for health and/or dental insurance, Company-paid monthly premium payments for such coverage until the earliest of: (1) 12 months from the termination date; (2) the date the executive obtains employment offering health and/or dental coverage comparable to that offered by the Company; or (3) the date COBRA coverage would otherwise terminate;

»
A payment of $10,000 towards the cost of an outplacement consulting package within 30 days of termination;

»
The vesting of the then unvested equity awards granted to the executive (whether stock options, restricted stock or stock purchase rights under the Company's equity compensation plan, or other equity awards) will immediately accelerate by a period of 12 months; and

»
A change in the exercise period for vested equity awards such that vested equity awards become exercisable until the earlier of (1) two years from the date of termination of employment and (2) the latest date on which those equity awards expire or are eligible to be exercised under the grant agreements, determined without regard to such termination or resignation.

In connection with a change of control, the executive would become entitled to receive the following:

»
In the event of termination by the Company without cause or by the executive for good reason, within 12 months before, or if the executive remains employed with the Company on the effective date of, a change of control, a lump-sum payment equal to 24 months, in the case of Mr. Conroy, or 18 months, in the case of Mr. Lidgard, of base salary and his pro rata target bonus through the effective date of the change of control; provided, that any payments previously made to the executive in connection with the termination of his employment by the Company without cause or by the executive with good reason within the 12 months preceding a change of control would be credited against any such lump-sum payment;

»
Accelerated vesting of all outstanding unvested equity awards (whether stock options, restricted stock or stock purchase rights under the Company's equity compensation plans, or other equity awards), subject to the executive's agreement to remain employed by the Company or any successor, if requested, for a period of at least six months following the change of control at his then current base salary;

»
In the event the executive's employment is terminated by the Company without cause or by the executive for good reason in anticipation or contemplation of a pending or potential change of control or while a potential change of control is under consideration or being negotiated by the Company's Board of Directors, the executive will be deemed to remain an employee for purposes of the incentive plan to which he is entitled to participate under his employment agreement (the "Long Term Incentive Plan", described below) as of the effective date of the change of control and will receive a full payout under the Long Term Incentive Plan as described in his employment agreement as though he remained an employee of the Company as of the effective date of such change of control; and

»
For Mr. Conroy, a tax gross-up payment in an amount sufficient to cause the net amount retained by him, after deduction of any parachute payment excise taxes, to equal the amounts payable as described above. At this time, our Board of Directors does not intend to provide any additional tax gross-up payments to employees it may hire in the future.

42	Exact Sciences 2021 Proxy Statement

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

Elliott, Coward, Orville, Stenhouse and Paulsen Employment Agreements

Under their employment agreements, Mr. Elliott, Mr. Coward, Mr. Orville, Mr. Stenhouse and Ms. Paulsen would, upon termination without "cause," resignation for "good reason" or certain "change of control" events (in each case as defined in their respective agreements), receive certain benefits, as described below.

Under their employment agreements, upon termination without cause or resignation for good reason, Mr. Elliott, Mr. Coward, Mr. Orville, Mr. Stenhouse and Ms. Paulsen would become entitled to receive the following:

»
Salary continuation for a period of 12 months at the executive's then current base salary;

»
Any accrued but unpaid bonus, including any performance-based bonus, as of the termination date, on the same terms and at the same times as would have applied had the executive's employment not terminated;

»
If the executive elects COBRA coverage for health and/or dental insurance, Company-paid monthly premium payments for such coverage until the earliest of: (1) 12 months from the termination date; (2) the date the executive obtains employment offering health and/or dental coverage comparable to that offered by the Company; or (3) the date COBRA coverage would otherwise terminate;

»
A payment of $10,000 towards the cost of an outplacement consulting package within 30 days of termination;

»
The vesting of the then unvested equity awards granted to the executive (whether stock options, restricted stock or stock purchase rights under the Company's equity compensation plan, or other equity awards) will immediately accelerate by a period of 12 months; provided, that, solely in respect of Mr. Stenhouse, Mr. Orville and Ms. Paulsen, for purposes of Performance Awards (as defined in their employment agreements), they will be treated as having remained in service for an additional 12 months following actual Separation from Service (as defined in their employment agreements), provided that such Performance Awards will not become earned and vested solely as a result of such treatment, and the vesting and earning of all Performance Awards will remain subject to the attainment of all applicable performance goals, and such Performance Awards, if and to the extent they become earned and vested, will be payable at the same time as under the applicable award agreement; and

»
A change in the exercise period for vested equity awards such that vested equity awards become exercisable until the earlier of (1) two years from the date of termination of employment and (2) the latest date on which those equity awards expire or are eligible to be exercised under the grant agreements, determined without regard to such termination or resignation.

Under our employment agreements with Mr. Elliott, Mr. Coward, Mr. Orville, Mr. Stenhouse and Ms. Paulsen, all such executives would become entitled to accelerated vesting of all outstanding unvested equity awards (whether stock options, restricted stock, RSUs or stock purchase rights under the Company's equity compensation plans, or other equity awards) if (1) within 12 months after a change of control, the executive is terminated by the Company (or any successor) without cause or the executive terminates the executive's employment for good reason, (2) a change of control happens within four months after the Company terminates the executive without cause or the executive terminates the executive's employment for good reason or (3) solely with respect to Mr. Elliott and Mr. Coward, he remains employed by the Company (or any successor) for at least six months following a change of control. Solely with respect to Mr. Stenhouse, Mr. Orville and Ms. Paulsen, any Performance Awards held by them as of such change of control will be deemed to have been fully vested and earned based upon the greater of (A) an assumed achievement of all relevant performance goals at the "target" level or (B) the "actual" level of achievement of all relevant performance goals as of the change of control.

Conditions to Receipt of Severance and Change of Control Benefits

Under Mr. Conroy's and Mr. Lidgard's employment agreements, the Company's obligations to provide Mr. Conroy with the severance benefits described above are contingent on:

»
Mr. Conroy's resignation from our Board of Directors in the event of any termination of Mr. Conroy's employment with the Company or upon the request of our Board of Directors in connection with any change of control;

»
The executive's delivery and non-revocation of a signed waiver and release in a form reasonably satisfactory to the Company of all claims he may have against the Company;

»
The executive's compliance with his Employee Confidentiality and Assignment Agreement with the Company;

»
The executive's compliance with the 18-month non-competition covenant in his employment agreement; and

»
The executive's compliance with the 18-month non-solicitation covenant in his employment agreement.

Under Mr. Elliott's, Mr. Coward's, Mr. Orville's, Mr. Stenhouse's and Ms. Paulsen's employment agreements, the Company's obligations to provide the severance benefits described above are contingent on:

»
The executive's delivery and non-revocation of a signed waiver and release in a form reasonably satisfactory to the Company of all claims he may have against the Company;

»
In the case of Mr. Elliott, his compliance with the 12-month non-competition covenant set forth in his employment agreement, the 12-month non-solicitation covenant set forth in his employment agreement, and his Employee Confidentiality and Assignment Agreement with the Company;

»
In the case of Mr. Coward, his compliance with the 12-month non-solicitation covenant set forth in his employment agreement, and his Employee Confidentiality and Assignment Agreement with the Company;

Exact Sciences 2021 Proxy Statement	43

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS
»
In the case of Mr. Orville and Mr. Stenhouse, the executive's compliance with the Non-Disclosure and Invention Assignment Agreement with the Company, and the executive's Non-Competition, Non-Solicitation and No-Interference Agreement with the Company; and

»
In the case of Ms. Paulsen, her compliance with the Non-Disclosure and Invention Agreement with the Company, and her Non-Solicitation Agreement with the Company.

Death or Disability

In accordance with each NEO's employment agreement, in the event of the death or disability of the executive during the executive's employment term, the following will occur:

»
The executive's employment and the executive's employment agreement will immediately and automatically terminate; and

»
All equity awards granted to the executive, whether stock options or stock purchase rights under the Company's equity compensation plans, or other equity awards, that are unvested at the time of termination will immediately become fully vested and exercisable upon such termination.

Change in Control Benefits under 2010 Plan and 2019 Plan

Under both the 2010 Plan and 2019 Plan, except as otherwise specifically provided in the applicable award agreement or in an executive's employment agreement, upon the consummation of a change in control (as defined in each of the 2010 Plan and 2019 Plan): all outstanding awards will remain the obligation of the Company or be assumed by the surviving or acquiring entity, and there will be automatically substituted for the shares of our common stock then subject to the awards the consideration payable with respect of the outstanding shares of our common stock in connection with the change in control, the time vesting and exercisability of all outstanding awards will immediately accelerate by a period of twelve months, provided that, with respect to Performance Awards (as defined in each of the 2010 Plan and 2019 Plan), such acceleration will apply to Performance Awards such that if the applicable performance period is scheduled to end within 12 months following the Change in Control, the Performance Award will be deemed to have been fully vested and earned as of the Change in Control based upon the greater of (A) an assumed achievement of all relevant performance goals at the "target" level or (B) the actual level of achievement of all relevant performance goals as of the Change in Control. In addition to the foregoing, with respect to awards granted prior to the consummation of the change in control, in the event that any grantee who remains an employee of the Company or the acquiring or surviving entity immediately following the consummation of the change in control is terminated without cause (as defined in each of the 2010 Plan and 2019 Plan) or terminates his or her own employment for good reason (as defined in each of the 2010 Plan and 2019 Plan) prior to the first anniversary of the consummation of the change in control: (1) all options and SARs outstanding on the date the grantee's employment is terminated, will become immediately exercisable in full and will terminate, to the extent unexercised, on their scheduled expiration date, and if the shares of our common stock subject to the options are subject to repurchase provisions then the repurchase restrictions will immediately lapse; (2) all restricted stock awards outstanding on the date the grantee's employment is terminated, will become vested in full and free of all repurchase provisions; (3) all restricted stock units that are not Performance Awards outstanding on the date the grantee's employment is terminated will become vested in full, and if the shares of common stock subject to such Restricted Stock Units are subject to repurchase provisions then such repurchase provisions will immediately lapse; (4) all other stock-based awards (as defined in each of the 2010 Plan and 2019 Plan) that are not Performance Awards will become exercisable, realizable or vested in full, and will be free of all repurchase provisions, as the case may be; and (5) all restricted stock awards, restricted stock units and other stock-based awards that are Performance Awards will become fully vested and earned based upon the greater of (A) an assumed achievement of all relevant performance goals at the "target" level or (B) the actual level of achievement of all relevant performance goals as of the change in control.

The PSUs granted to our NEOs in 2019 provide that upon the consummation of a change in control (as defined in the 2019 Plan) prior to the NEO's separation from service (as defined in the 2019 Plan), or upon a separation from service initiated by the Company or an affiliate in anticipation of the change in control and other than for cause (as defined in the 2019 Plan) during the six-month period preceding the change in control, the PSUs will vest based upon the higher of "target" achievement or actual performance achieved through the change in control (or as otherwise determined by the Compensation and Management Development Committee).

The summary of the foregoing benefits arising out of a change in control under the 2010 Plan and the 2019 Plan are subject to and qualified by the terms and conditions of all applicable award agreements and employment agreements to which our named executive officers are a party, in each case, as described in this Proxy Statement.

Payments under the Executive Deferred Compensation Plan

Participants in our executive deferred compensation plan, including the named executive officers, generally may elect to receive their account balances under the plan upon attaining an age specified by the applicable participant or upon the participant's retirement, in either case in lump-sum or in annual installments as specified in the plan, provided that the participant's remaining account balance generally would be paid to the participant in lump-sum in the event of the participant's separation from service with us prior to retirement or in the event of death or disability. In addition, any unvested amounts in a participant's account would vest upon the participant's death, disability, a change in control of us or the participant becoming eligible for retirement under the plan.

Chartered Aircraft Policy

In October 2020, our Board of Directors approved a revised Chartered Aircraft Policy ("Aircraft Policy"). The Aircraft Policy permits eligible persons, including our NEOs and non-employee directors, to use Company chartered aircraft for business or, under limited circumstances (other than in the case of our Chief Executive Officer), personal travel purposes. The Aircraft Policy requires that eligible persons, including our NEOs

44	Exact Sciences 2021 Proxy Statement

COMPENSATION AND OTHER INFORMATION CONCERNING NAMED EXECUTIVE OFFICERS

and non-employee directors, reimburse us for the aggregate incremental cost, as determined under the Aircraft Policy, of their (and their guests') flights taken for personal travel. Our Board of Directors or our Compensation and Management Development Committee may provide for a travel allowance to cover any such aggregate incremental cost. In light of the Company's headquarters being located in Madison, Wisconsin, which is served by a small airport with limited commercial flight options, the Company's offices in Redwood City and San Diego, California, Geneva, Switzerland, Phoenix, Arizona and Salt Lake City, Utah, our Chief Executive's heavy travel schedule, and security, health and safety risks associated with our Chief Executive's and his family's travel on commercial airlines (including as a result of the Covid-19 pandemic), our Compensation and Management Development Committee approved an allowance for our Chief Executive Officer in the amount of $37,500 for use in connection with personal travel during the fourth quarter of 2020, including on Company chartered aircraft.

Long Term Incentive Plan

As part of Mr. Conroy's and Mr. Lidgard's employment agreements, we established a Long Term Incentive Plan pursuant to which Mr. Conroy would be entitled to receive a cash payment upon a change of control based on the equity value of the Company as reflected in the following table.

LONG TERM INCENTIVE PLAN

	PORTION OF EQUITY VALUE

NAME	FROM $100 MILLION TO $500 MILLION	EACH INCREMENTAL $50 MILLION FROM $500 MILLION TO $1 BILLION	EACH INCREMENTAL $50 MILLION FROM $1 BILLION TO $2 BILLION	ANY AMOUNT OVER $2 BILLION

Kevin Conroy	1.00%	0.50%	0.25%	No incremental payments

Graham Lidgard	0.5%	0.25%	0.125%	No incremental payments

Exact Sciences 2021 Proxy Statement	45

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

REPORT OF THE COMPENSATION AND MANAGEMENT DEVELOPMENT COMMITTEE

The Compensation and Management Development Committee has reviewed and discussed with management the Compensation Discussion and Analysis (the "CD&A") for the year ended December 31, 2020, as contained in the foregoing section of this Proxy Statement. In reliance on the reviews and discussions referred to above, the Compensation and Management Development Committee recommended to the Board of Directors, and the Board of Directors has approved, that the CD&A be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2020 and in this Proxy Statement.

  The Compensation and Management Development Committee:
  Katherine S. Zanotti, Chairperson
  James Doyle
  Daniel Levangie
  Freda Lewis-Hall

46	Exact Sciences 2021 Proxy Statement

EXECUTIVE COMPENSATION TABLES

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table for 2020

The following table represents summary information regarding the compensation of each of our NEOs for the three years ended December 31, 2020.

NAME AND PRINCIPAL POSITION	YEAR	SALARY ($)		BONUS ($)		STOCK AWARDS ($)(1)	OPTION AWARDS ($)(2)	ALL OTHER COMPENSATION ($)		TOTAL ($)

Kevin Conroy	2020	498,976		1,374,450		12,226,355	5,975,741	45,731	(3)	20,121,254
Chairman, President and	2019	792,169		1,000,250	(4)	14,949,979	1,948,193	25,952	(5)	18,716,543
Chief Executive Officer	2018	695,800		794,952		3,651,651	1,833,094	16,500	(6)	6,991,997

Jeffrey Elliott	2020	503,932		337,302		1,559,884	762,393	6,145	(6)	3,169,656
Executive Vice President,	2019	455,385		230,000		3,772,876	648,884	16,385	(6)	5,123,530
Chief Financial Officer	2018	400,000		228,500		891,837	448,209	15,317	(6)	1,983,863
and Chief Operating Officer

D. Scott Coward	2020	485,051		324,450		1,559,884	762,393	17,100	(6)	3,148,878
Executive Vice President, General Counsel,	2019	483,016		242,050		3,708,412	616,042	16,800	(6)	5,066,320
Chief Administrative Officer and Secretary	2018	446,923		268,488		891,837	448,209	29,857	(7)	2,085,314

Graham Lidgard	2020	500,702	(8)	335,034	(9)	1,559,884	762,393	17,100	(6)	3,175,113
Chief Science Officer, Emeritus	2019	477,447		238,750		3,708,412	616,042	16,800	(6)	5,057,451
	2018	463,600		264,832		891,837	448,209	16,500	(6)	2,084,978

Jacob Orville(10)	2020	407,212		227,120		797,320	389,694	17,100	(6)	1,838,445
General Manager, Pipeline	2019	57,692		370,137	(11)	3,291,960	—	341,800	(12)	4,061,589

Mark Stenhouse(13)	2020	499,728		754,184	(14)	1,386,596	677,716	17,100	(6)	3,335,324
Former General Manager, Screening	2019	513,846		677,500	(15)	3,708,412	616,042	29,250	(16)	5,545,050
	2018	375,000		285,625		2,910,000	—	291,631	(17)	3,862,256

Gisela Paulsen(18)	2020	368,077	(19)	346,500		5,126,415	—	1,058	(6)	5,842,050
Former General Manager, Precision Oncology

(1)
The amounts shown in this column indicate the grant date fair value of stock awards computed in accordance with FASB ASC Topic 718, including the grant date fair value of the PSU awards granted on February 26, 2019, which the Company has accounted for at the "maximum" level. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K for 2020. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by our NEOs.

(2)
The amounts shown in this column indicate the grant date fair value of option awards computed in accordance with FASB ASC Topic 718. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K for 2020. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that may be recognized by our NEOs.

(3)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) $28,631 of personal travel expenses paid by the Company on behalf of Mr. Conroy pursuant to the Chartered Aircraft Policy.

(4)
Mr. Conroy elected to defer payment of 100% of this amount pursuant to the Company's Executive Deferred Compensation Plan.

(5)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) $9,152 paid by the Company to Mr. Conroy for travel, lodging and other expenses incurred in respect of Mr. Conroy's spouse's attendance at a Company sales conference.

(6)
Represents a matching contribution to our 401(k) plan paid in shares of our common stock.

(7)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) $13,357 paid in respect of a corporate apartment in Madison, Wisconsin used by Mr. Coward in 2018.

(8)
Mr. Lidgard elected to defer payment of 35% of this amount pursuant to the Company's Executive Deferred Compensation Plan.

(9)
Mr. Lidgard elected to defer payment of 75% of this amount pursuant to the Company's Executive Deferred Compensation Plan.

(10)
Mr. Orville was hired as Senior Vice President, Pipeline in February 2019.

(11)
Represents (i) $170,137 in incentive compensation bonus and (ii) a one-time payment of $200,000 in respect of a signing bonus owed to Mr. Orville in connection with his appointment as Senior Vice President, Pipeline in February 2019.

(12)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) $325,000 paid in respect of certain relocation and travel stipends paid to Mr. Orville in connection with his appointment as Senior Vice President, Pipeline in February 2019.

(13)
Mr. Stenhouse was hired as President, Cologuard in April 2018.

(14)
Represents (i) $334,184 in incentive compensation bonus and (ii) the payment of $420,000 in respect of a portion of a signing bonus owed to Mr. Stenhouse in connection with his appointment as President, Cologuard in April 2018.

Exact Sciences 2021 Proxy Statement	47

EXECUTIVE COMPENSATION TABLES
(15)
Represents (i) $257,500 in incentive compensation bonus and (ii) the payment of $420,000 in respect of a portion of a signing bonus owed to Mr. Stenhouse in connection with his appointment as President, Cologuard in April 2018.

(16)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) $12,450 paid by the Company to Mr. Stenhouse for travel, lodging and other expenses incurred in respect of Mr. Stenhouse's spouse's attendance at a Company sales conference.

(17)
Represents (i) a matching contribution to our 401(k) plan paid in shares of our common stock and (ii) the payment certain relocation and travel stipends paid to Mr. Stenhouse in connection with his appointment as President, Cologuard in April 2018.

(18)
Ms. Paulsen was hired as General Manager, Precision Oncology in April 2020.

(19)
Ms. Paulsen elected to defer payment of 60% of this amount pursuant to the Company's Executive Deferred Compensation Plan.

Grants of Plan-Based Awards in 2020

The following table sets forth all plan-based awards made to our NEOs in 2020.

NAME	AWARD TYPE	GRANT DATE	ALL OTHER STOCK AWARDS: NUMBER OF SHARES OF STOCK OR UNITS (#)	ALL OTHER OPTION AWARDS: NUMBER OF SECURITIES UNDERLYING OPTIONS (#)	EXERCISE OR BASE PRICE OF OPTION AWARDS ($/SH)	GRANT DATE FAIR VALUE OF STOCK AND OPTION AWARDS ($)(1)

Kevin Conroy	Stock Option(2)	2/14/2020		100,916	98.18	5,975,741

	Restricted Stock Units(3)	2/14/2020	124,530			12,226,355

Jeffrey Elliott	Stock Option(2)	2/14/2020		12,875	98.18	762,393

	Restricted Stock Units(3)	2/14/2020	15,888			1,559,884

D. Scott Coward	Stock Option(2)	2/14/2020		12,875	98.18	762,393

	Restricted Stock Units(3)	2/14/2020	15,888			1,559,884

Graham Lidgard	Stock Option(2)	2/14/2020		12,875	98.18	762,393

	Restricted Stock Units(3)	2/14/2020	15,888			1,559,884

Jacob Orville	Stock Option(2)	2/14/2020		6,581	98.18	389,694

	Restricted Stock Units(3)	2/14/2020	8,121			797,320

Mark Stenhouse	Stock Option(2)	2/14/2020		11,445	98.18	677,716

	Restricted Stock Units(3)	2/14/2020	14,123			1,386,596

Gisela Paulsen	Restricted Stock Units(4)	4/20/2020	66,267			5,126,415

(1)
The amounts shown in this column indicate the grant date fair value of option awards and the grant date fair value of RSUs computed in accordance with FASB ASC Topic 718. Generally, the grant date fair value is the amount that we would expense in our financial statements over the award's vesting schedule. For additional information regarding the assumptions made in calculating these amounts, see the Notes to our audited, consolidated financial statements included in our Annual Report on Form 10-K for 2020. These amounts reflect our accounting expense for these awards and do not correspond to the actual value that will be recognized by our NEOs.

(2)
The shares underlying this option vest and become exercisable in four equal annual installments beginning on February 14, 2021.

(3)
Represents RSUs which vest in four equal annual installments beginning on February 14, 2021.

(4)
Represents RSUs which vest in four equal annual installments beginning on April 20, 2021.

48	Exact Sciences 2021 Proxy Statement

EXECUTIVE COMPENSATION TABLES

Outstanding Equity Awards at December 31, 2020

The following table presents information about information about unexercised options and unvested RSUs and PSUs that were held by our NEOs as of December 31, 2020.

	OPTION AWARDS					STOCK AWARDS

NAME	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) EXERCISABLE	NUMBER OF SECURITIES UNDERLYING UNEXERCISED OPTIONS (#) UNEXERCISABLE		OPTION EXERCISE PRICE ($)	OPTION EXPIRATION DATE	NUMBER OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED (#)		MARKET VALUE OF SHARES OR UNITS OF STOCK THAT HAVE NOT VESTED ($)(1)	EQUITY INCENTIVE PLAN AWARDS: NUMBER OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED (#)(2)	EQUITY INCENTIVE PLAN AWARDS: MARKET OR PAYOUT VALUE OF UNEARNED SHARES, UNITS OR OTHER RIGHTS THAT HAVE NOT VESTED ($)(1)

Kevin Conroy	94,425	—		9.07	02/27/22	227,941	(3)	30,199,903	31,041	4,112,622
	96,758	—		10.82	02/22/23
	102,837	—		13.96	02/24/24
	66,723	—		23.38	03/09/25
	247,300	—		5.70	02/26/26
	180,000	60,000	(4)	21.68	02/23/27
	34,150	34,150	(5)	44.37	02/27/28
	8,527	25,583	(6)	92.62	02/26/29
	—	100,916	(7)	98.18	02/14/30

Jeffrey Elliott	42,112	16,250	(4)	21.68	02/23/27	45,549	(8)	6,034,787	6,747	893,910
	8,350	8,350	(5)	44.37	02/27/28
	2,840	8,521	(6)	92.62	02/26/29
	—	12,875	(7)	98.18	02/14/30

D. Scott Coward	—	18,750	(4)	21.68	02/23/27	48,577	(9)	6,435,967	6,747	893,910
	—	8,350	(5)	44.37	02/27/28
	2,696	8,090	(6)	92.62	02/26/29
	—	12,875	(7)	98.18	02/14/30

Graham Lidgard	19,253	20,250	(4)	21.68	02/23/27	47,302	(10)	6,267,042	6,747	893,910
	4,175	8,350	(5)	44.37	02/27/28
	2,696	8,090	(6)	92.62	02/26/29
	—	12,875	(7)	98.18	02/14/30

Mark Stenhouse	2,696	8,090	(6)	92.62	02/26/29	48,912	(11)	6,480,351	6,747	893,910
	—	11,445	(7)	98.18	02/14/30

Jacob Orville	—	6,581	(7)	98.18	02/14/30	19,068	(12)	2,526,319	5,398	715,181

Gisela Paulsen	—	—		—	—	66,267	(13)	8,779,715	—	—

(1)
The market value of unvested and unearned RSUs and PSUs is based on the closing price of our common stock on December 31, 2020 ($132.49).

(2)
Represents the unearned portion of certain PSUs, which vest based upon the achievement of (i) milestones related to revenue for the twelve months ended December 31, 2021 and (ii) certain scientific and other strategic milestones on or before December 31, 2021. In accordance with SEC rules, the amounts represent the threshold amounts payable in connection with such PSU awards.

(3)
Represents the unvested portions of certain RSUs that vest as follows: (1) 34,325 shares that vest on February 23, 2021; (2) 41,150 shares that vest in two equal annual installments beginning on February 27, 2021; (3) 27,936 shares that vest in three equal annual installments beginning on February 26, 2021 and (4) 124,530 shares that vest in four equal annual installments beginning on February 14, 2021.

(4)
Represents the unvested portion of an option grant that vest on February 23, 2021.

(5)
Represents the unvested portion of an option grant that vests in two equal annual installments beginning on February 27, 2021.

(6)
Represents the unvested portion of an option grant that vests in three equal annual installments beginning on February 26, 2021.

(7)
Represents the unvested portion of an option grant that vests in four equal annual installments beginning on February 14, 2021.

(8)
Represents the unvested portion of certain RSUs that vest as follows: (1) 9,300 shares that vest on February 23, 2021; (2) 10,050 shares that vest in two equal annual installments beginning on February 27, 2021; (3) 10,311 shares that vest in three equal annual installments beginning on February 26, 2021 and (4) 15,888 shares that vest in four equal annual installments beginning on February 14, 2021.

(9)
Represents the unvested portion of certain RSUs that vest as follows: (1) 12,850 shares that vest on February 23, 2021; (2) 10,050 shares that vest in two equal annual installments beginning on February 27, 2021; (3) 9,789 shares that vest in three equal annual installments beginning on February 26, 2021 and (4) 15,888 shares that vest in four equal annual installments beginning on February 14, 2021.

(10)
Represents the unvested portion of certain RSUs that vest as follows: (1) 11,575 shares that vest on February 23, 2021; (2) 10,050 shares that vest in two equal annual installments beginning on February 27, 2021; (3) 9,789 shares that vest in three equal annual installments beginning on February 26, 2021 and (4) 15,888 shares that vest in four equal annual installments beginning on February 14, 2021.

Exact Sciences 2021 Proxy Statement	49

EXECUTIVE COMPENSATION TABLES
(11)
Represents the unvested portion of certain RSUs that vest as follows: (1) 25,000 shares that vest on April 2, 2021, (2) 9,789 shares that vest in three equal annual installments beginning on February 26, 2021 and (3) 14,123 shares that vest in four equal annual installments beginning on February 14, 2021.

(12)
Represents the unvested portion of certain RSUs that vest that vest as follows: (1) 10,946 shares that vest in three equal annual installments beginning on February 18, 2021 and (2) 8,121 shares that vest in four equal annual installments beginning on February 14, 2021.

(13)
Represents the unvested portion of certain RSUs that vest in four equal annual installments beginning on April 20, 2021.

2020 Option Exercises and Stock Vested Table

The following table sets forth information for each of our NEOs regarding stock option exercises and vesting of stock awards during 2020.

	OPTION AWARDS		STOCK AWARDS

NAME	NUMBER OF SHARES ACQUIRED ON EXERCISE (#)	VALUE REALIZED ON EXERCISE ($)(1)	NUMBER OF SHARES ACQUIRED ON VESTING (#)	VALUE REALIZED ON VESTING ($)(2)

Kevin Conroy	—	—	84,237	7,312,225

Jeffrey Elliott	6,638	485,039	36,511	3,350,008

D. Scott Coward	36,675	2,569,504	42,537	3,625,770

Graham Lidgard	14,747	1,012,819	28,762	2,494,431

Jacob Orville	—	—	3,648	363,341

Mark Stenhouse	—	—	28,262	1,703,439

Gisela Paulsen	—	—	—	—

(1)
Value realized is calculated based on the difference between the closing price of our common stock on the date of exercise and the exercise price of the stock option.

(2)
Value realized is calculated based on the closing price of our common stock on the date of vesting.

2020 Nonqualified Deferred Compensation

NAME	EXECUTIVE CONTRIBUTIONS IN LAST FY ($)(1)	REGISTRANT CONTRIBUTIONS IN LAST FY ($)	AGGREGATE EARNINGS IN LAST FY ($)	AGGREGATE WITHDRAWALS/ DISTRIBUTIONS ($)	AGGREGATE BALANCE AT LAST FYE ($)

Kevin Conroy	—	—	164,410	—	1,164,660	(2)

Jeffrey Elliott	—	—	—	—	—

D. Scott Coward	—	—	—	—	—

Graham Lidgard	425,206	—	29,914	—	455,120

Jacob Orville	—	—	—	—	—

Mark Stenhouse	—	—	—	—	—

Gisela Paulsen	208,154	—	30,310	—	238,464

(1)
The amounts shown in this column are reported as compensation in 2020 in the Summary Compensation Table.

(2)
Includes $1,000,250 reported as bonus in 2019 in the Summary Compensation Table.

We maintain an executive non-qualified deferred compensation plan pursuant to which certain employees, including our named executive officers, prior to 2020 were entitled to defer up to 100% of their cash compensation other than bonuses and 100% of their cash bonuses and beginning in 2020 were entitled to defer up to 75% of their cash compensation other than bonuses and 75% of their cash bonuses, and pursuant to which we may make matching and other contributions in our discretion. Any matching contributions made by us generally would be subject to continued service for one year, subject to earlier vesting upon death, disability, a change in control of us or the participant becoming eligible for retirement under the plan. A participant generally may elect to receive his or her account balance under the plan upon attaining an age specified by the participant or upon the participant's retirement, in either case in lump-sum or in annual installments as specified in the plan, provided that the participant's remaining account balance generally would be paid to the participant in lump-sum in the event of the participant's separation from service with us prior to retirement or in the event of death or disability. Amounts in a participant's account are treated as invested in investments selected by the participant from a menu of investment options designated by us.

Potential Payments upon Termination or Change of Control

The following table sets forth the estimated post-employment compensation and benefits that would have been payable to our NEOs under their employment agreements, assuming that each covered circumstance occurred on December 31, 2020.

50	Exact Sciences 2021 Proxy Statement

EXECUTIVE COMPENSATION TABLES

For further information regarding the following table, see the "Potential Benefits upon Termination or Change of Control" section of the Compensation Discussion & Analysis in this Proxy Statement.

NAME AND BENEFIT	SEVERANCE ELIGIBLE TERMINATION* ($)		CHANGE OF CONTROL ($)**		DEATH OR DISABILITY ($)

Kevin Conroy
Cash Severance	1,402,500	(1)	—		—
Bonus	1,374,450	(2)	—		—
Options, RSUs and PSUs	30,216,238	(3)	52,565,467	(4)	52,565,467	(5)
Long-Term Incentive Plan	—		10,000,000	(6)
COBRA Benefits	24,281	(7)	—		—
Outplacement Consulting	10,000		—		—
Total Estimated Value	33,027,469		62,565,467		52,565,467

Jeffrey Elliott
Cash Severance	535,400	(8)	—		—
Bonus	337,302	(2)	—		—
Options, RSUs and PSUs	7,059,564	(3)	11,140,545	(4)	11,140,545	(5)
COBRA Benefits	23,835	(7)	—		—
Outplacement Consulting	10,000		—		—
Total Estimated Value	7,966,101		11,140,545		11,140,545

D. Scott Coward
Cash Severance	515,000	(8)	—		—
Bonus	324,450	(2)	—		—
Options, RSUs and PSUs	7,778,144	(3)	11,801,856	(4)	11,801,856	(5)
COBRA Benefits	24,281	(7)	—		—
Outplacement Consulting	10,000		—		—
Total Estimated Value	8,651,875		11,801,856		11,801,856

Graham Lidgard
Cash Severance	664,750	(8)	—		—
Bonus	335,034	(2)	—		—
Options, RSUs and PSUs	7,775,462	(3)	11,798,856	(4)	11,798,856	(5)
COBRA Benefits	19,655	(7)	—		—
Long-Term Incentive Plan	—		5,000,000	(6)
Outplacement Consulting	10,000		—		—
Total Estimated Value	8,804,901		16,798,856		11,798,856

Jacob Orville
Cash Severance	435,000	(8)	—		—
Bonus	227,120	(2)	—		—
Options, RSUs and PSUs	2,238,948	(3)	4,182,210	(4)	4,182,210	(5)
COBRA Benefits	24,281	(7)	—		—
Outplacement Consulting	10,000		—		—
Total Estimated Value	2,935,348		4,182,210		4,182,210

Mark Stenhouse
Cash Severance	530,500	(8)	—		—
Bonus	334,184	(2)	—		—
Options, RSUs and PSUs	6,205,820	(3)	8,983,397	(4)	8,983,397	(5)
COBRA Benefits	19,655	(7)	—		—
Outplacement Consulting	10,000		—		—
Total Estimated Value	7,100,159		8,983,397		8,983,397

Gisela Paulsen
Cash Severance	550,000	(8)	—		—
Bonus	346,500	(2)	—		—
Options, RSUs and PSUs	2,194,929	(3)	8,779,715	(4)	8,779,715	(5)
COBRA Benefits	26,146	(7)	—		—
Outplacement Consulting	10,000		—		—
Total Estimated Value	3,128,075		8,779,715		8,779,715

*
"Severance Eligible Termination" means the executive's termination by the Company without cause or by the executive for good reason.

**
"Change of Control" means a change of control occurs without the executive's termination.

(1)
Represents 18 months' severance payable upon a Severance Eligible Termination and does not include an additional $467,500, representing an additional six months' severance, that would be payable if such Severance Eligible Termination occurs within 12 months before a Change of Control (as defined in Mr. Conroy's employment agreement).

(2)
Represents 2020 bonus award.

(3)
Represents the value of unvested options, RSUs and PSUs held on December 31, 2020 that were scheduled to vest within 12 months of such date, assuming such acceleration in connection with a Severance Eligible Termination, based upon the closing market price of the common stock on December 31, 2020 ($132.49) and assumes the termination does not occur in connection with a Change of Control. In accordance with the terms of such NEO's employment agreement and the award agreement governing such NEO's PSU award, this amount reflects the acceleration based upon the achievement of the performance

Exact Sciences 2021 Proxy Statement	51

EXECUTIVE COMPENSATION TABLES

  metrics to which such PSUs are subject at the "target" level. If the Severance Eligible Termination occurred in connection with a Change of Control, instead of this amount the value of unvested options, RSUs and PSUs that would accelerate would be the amount set forth under "Change of Control".

(4)
Represents the value of unvested options, RSUs and PSUs held on December 31, 2020, based upon the closing market price on December 31, 2020 ($132.49). These options and RSUs would vest in full upon a Change of Control (as defined in the NEO's employment agreement) if such NEO (x) remains employed by the Company (or its successor) at least six months following such Change of Control or (y) is terminated without Cause or resigns for Good Reason (each as defined in the NEO's employment agreement) (1) within four months prior to the consummation of such Change of Control or (2) within 12 months following such Change of Control. In accordance with the terms of such NEO's employment agreement and the award agreement governing such NEO's PSU award, this amount reflects the acceleration of such PSUs based upon the achievement of the performance metrics to which such PSUs are subject at the "target" level.

(5)
Represents the value of unvested options, RSUs and PSUs held on December 31, 2020, based upon the closing market price on December 31, 2019 ($132.49). These options and RSUs would vest in full upon the NEO's death or Disability (as defined in the NEO's employment agreement). In accordance with the terms of such NEO's employment agreement and the award agreement governing such NEO's PSU award, this amount reflects the acceleration of such PSUs based upon the achievement of the performance metrics to which such PSUs are subject at the "target" level.

(6)
Amount represents payment due under the Long Term Incentive Plan assuming a change of control transaction at an equity value equal to the Company's total market capitalization as of December 31, 2020.

(7)
Represents the estimated cost of paying for premiums for health and/or dental insurance for the maximum of 12 months.

(8)
Represents 12 months' severance.

52	Exact Sciences 2021 Proxy Statement

EQUITY COMPENSATION PLAN INFORMATION

EQUITY COMPENSATION PLAN INFORMATION

We maintain the following equity compensation plans under which our equity securities that have been issued or are authorized for issuance to our employees and/or directors, in each case, as amended: the 2000 Stock Option and Incentive Plan, the 2010 Omnibus Long-Term Incentive Plan, the 2010 Employee Stock Purchase Plan, the 2016 Inducement Award Plan and the 2019 Omnibus Long-Term Incentive Plan. The following table presents information about these plans as of December 31, 2020.

PLAN CATEGORY(1)	NUMBER OF SECURITIES TO BE ISSUED UPON EXERCISE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		WEIGHTED AVERAGE EXERCISE PRICE OF OUTSTANDING OPTIONS, WARRANTS AND RIGHTS		NUMBER OF SECURITIES REMAINING AVAILABLE FOR FUTURE ISSUANCE UNDER EQUITY COMPENSATION PLANS (EXCLUDING SECURITIES OUTSTANDING)

Equity compensation plans approved by security holders	4,866,847	(2)	$37.63	(3)	12,657,752	(4)

Equity compensation plans not approved by security holders	1,127,669	(5)	$95.56		—

Total	5,994,516		$48.53		12,657,752

(1)
Table does not include (a) 41,555 shares of common stock issuable pursuant to outstanding restricted stock units or (b) 163,202 shares of common stock issuable pursuant to outstanding stock options (which had a weighted average exercise price of $65.47 per share as of December 31, 2020), in each case granted under GHI's equity compensation plan (the "GHI Plan"), which the Company assumed in connection with the acquisition of GHI in 2019. No further awards may be granted under the GHI Plan.

(2)
Includes 3,926,659 outstanding RSUs.

(3)
Does not reflect RSUs included in the first column that do not have an exercise price.

(4)
Consists of 11,898,737 shares of common stock available for future issuance under our 2019 Omnibus Long-Term Incentive Plan and 759,015 shares of common stock available for future issuance under our 2010 Employee Stock Purchase Plan.

(5)
Includes 60,032 RSUs issued under our 2016 Inducement Award Plan granted to 236 Company employees in connection with their hiring. These inducement RSU awards convert into common stock on a one-for-one basis upon vesting and vest in four equal annual installments beginning on the first anniversary of the applicable grant date. Also includes 1,067,581 RSUs granted pursuant to Nasdaq Rule 5635(c) under the 2019 Omnibus Long-Term Incentive Plan to 4,483 employees based on the shares that were available for grant under the GHI Plan at the time the Company acquired GHI. None of these RSUs were granted to individuals employed by the Company immediately prior to the acquisition of GHI.

Exact Sciences 2021 Proxy Statement	53

CEO PAY RATIO

CEO PAY RATIO

As required by SEC rules, we are providing the following information about the relationship of the annual total compensation for 2020 of our employees and our CEO, Mr. Conroy. The pay ratio provided below is a reasonable estimate calculated in accordance with SEC rules and methods for disclosure.

For 2020, the median of the annual total compensation of all our employees (other than our CEO) was $110,616; and the annual total compensation of our CEO, for purposes of this pay ratio disclosure (as discussed below), was $20,149,894. As a result, the ratio of the annual total compensation of our CEO to the median of the annual total compensation of all our employees was approximately 182 to 1.

Consistent with prior years' disclosure, we identified our median employee by (A) aggregating for each of our employees (other than our CEO) as of December 13, 2020 (our median employee determination date): (1) for permanent salaried employees, annual base salary, and solely for hourly employees, hourly rate multiplied by expected annual work schedule, including overtime (adjusted for the portion of the year actually worked for non-permanent employees), (2) target bonus for 2020, and (3) estimated grant date fair value of equity awards granted during 2020, and (B) ranking our employees from lowest to highest using this compensation measure. Amounts paid in currencies other than US Dollars were converted based on the average annual exchange rate as of the determination date.

For the annual total compensation of our median employee, we identified and calculated the elements of that employee's compensation for 2020 in accordance with the requirements of Item 402(c)(2)(x), and then added the Company's annual share of the cost of medical, dental, disability, and life insurance for the employee, resulting in annual total compensation of $110,616. For the annual total compensation of our CEO, we used the amount reported in the "Total" column of our 2020 Summary Compensation Table, adjusted as follows: to maintain consistency between the annual total compensation of our CEO and our median employee, we added the Company's annual share of the cost of medical, dental, disability, and life insurance for our CEO (estimated at $28,640) to the amount reported in the Summary Compensation Table. This resulted in annual total compensation for purposes of determining the CEO pay ratio of $20,149,894, which exceeded the amount reported for our CEO in the Summary Compensation Table.

54	Exact Sciences 2021 Proxy Statement

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information regarding beneficial ownership of our common stock as of April 17, 2021 by:

»
each person or group of affiliated persons known by us to be the beneficial owner of more than 5% of our common stock;

»
each executive officer included in the Summary Compensation Table above;

»
each of our directors;

»
each person nominated to become a director; and

»
all executive officers, directors and nominees as a group.

Unless otherwise noted below, the address of each person listed on the table is c/o Exact Sciences Corporation at 5505 Endeavor Lane, Madison, Wisconsin 53719. To our knowledge, each person listed below has sole voting and investment power over the shares shown as beneficially owned except to the extent jointly owned with spouses or otherwise noted below.

Beneficial ownership is determined in accordance with the rules of the SEC. The information does not necessarily indicate ownership for any other purpose. Under these rules, shares of common stock issuable by us to a person pursuant to restricted stock unit awards expected to vest within 60 days of April 17, 2021 and options which may be exercised within 60 days after April 17, 2021 are deemed to be beneficially owned and outstanding for purposes of calculating the number of shares and the percentage beneficially owned by that person. However, these shares are not deemed to be beneficially owned and outstanding for purposes of computing the percentage beneficially owned by any other person. The applicable percentage of common stock outstanding as of April 17, 2021 is based upon 171,313,040 shares outstanding on that date.

	AMOUNT AND NATURE OF BENEFICIAL OWNERSHIP

NAME AND ADDRESS OF BENEFICIAL OWNER	NUMBER OF ISSUED SHARES		NUMBER OF SHARES ISSUABLE(1)		TOTAL SHARES BENEFICIALLY OWNED	PERCENTAGE OF COMMON STOCK OUTSTANDING

Directors and Executive Officers

Thomas Carey	22,292		3,230		25,522	*

Kevin Conroy	868,059	(2)	924,009	(3)	1,792,068	1.1%

D. Scott Coward	5,495	(4)	8,611	(3)	14,106	*

James Doyle	30,459		18,477		48,936	*

Jeffrey Elliott	39,551	(5)	79,785	(3)	119,336	*

Pierre Jacquet	9,154		—		9,154	*

Daniel Levangie	15,016		3,340		18,356	*

Freda Lewis-Hall	8,472		—		8,472	*

Graham Lidgard	55,886	(6)	8,611	(3)	64,497	*

Jacob Orville	5,757	(7)	1,645		7,402	*

Gisela Paulsen	328		16,566		16,894	*

Shacey Petrovic	6,346		—		6,346	*

Kathleen Sebelius	11,178		—		11,178	*

Mark Stenhouse	49,971	(8)	13,811		63,782	*

Michael Wyzga	2,558		16,487		19,045	*

Katherine Zanotti	58,907	(9)	4,608		63,515	*

All directors and executive officers as a group (15 persons)(10)	1,218,104		1,125,968		2,344,072	1.4%

Stockholders

T. Rowe Price(11)	16,553,090		—		16,553,090	9.7%

The Vanguard Group(12)	14,200,093		—		14,200,093	8.3%

Capital World Investors(13)	10,298,396		—		10,298,396	6.0%

*
Less than one percent.

Exact Sciences 2021 Proxy Statement	55

SECURITIES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
(1)
Represents shares of our common stock issuable pursuant to option, restricted stock unit and deferred stock unit awards exercisable or issuable within 60 days of April 17, 2021. Does not include shares of stock issuable pursuant to option, restricted stock unit and deferred stock unit awards not exercisable or issuable within 60 days of April 17, 2021.

(2)
Includes 26,462 shares held through our 401(k) plan.

(3)
Does not include shares of common stock issuable on May 1, 2021 upon purchase pursuant to the Company's 2010 Employee Stock Purchase Plan. The number of shares to be purchased on May 1, 2021 was indeterminable as of April 17, 2021.

(4)
Includes 4,194 shares held through our 401(k) plan.

(5)
Includes 1,190 shares held through our 401(k) plan.

(6)
Includes 12,846 shares held through our 401(k) plan.

(7)
Includes 312 shares held through our 401(k) plan.

(8)
Includes 24,796 shares held in a grantor retained annuity trust in respect of which Mrs. Zanotti is the trustee and holds sole voting and investment power.

(9)
Amount includes shares of common stock beneficially owned by Sarah Condella, our Executive Vice President, Human Resources. As of April 17, 2021, Ms. Condella beneficially owned 78,974 shares and options to purchase 57,165 shares which may be exercised within 60 days after April 17, 2021. As of April 17, 2021, Ms. Condella did not hold any shares of common stock issuable by us pursuant to restricted stock unit awards expected to vest within 60 days of April 17, 2021.

(10)
T. Rowe Price Associates, Inc., a Maryland corporation ("T. Rowe Price"), has the sole power to vote or to direct the vote of 5,448,141 shares and the sole power to dispose or to direct the disposition of 16,553,090 shares. As disclosed by T. Rowe Price, these securities are owned by various individual and institutional investors for which T. Rowe Price serves as an investment advisor. For purposes of reporting requirements of the Exchange Act, T. Rowe Price is deemed to be the beneficial owner of such securities. The principal address of T. Rowe Price is 100 E. Pratt Street, Baltimore, MD 21202. This information has been obtained from Amendment No. 3 to Schedule 13G filed by T. Rowe Price with the SEC on February 16, 2021.

(11)
The Vanguard Group, Inc., a Pennsylvania corporation ("Vanguard"), beneficially owns these shares directly and through its subsidiaries, Vanguard Asset Management, Limited, Vanguard Fiduciary Trust Company, Vanguard Global Advisors, LLC, Vanguard Group (Ireland) Limited, Vanguard Investments Australia, Ltd., Vanguard Investments Canada Inc., Vanguard Investments Hong Kong Limited, and Vanguard Investments UK, Limited. Vanguard has the sole power to vote or to direct the vote of 0 shares, the shared power to vote or to direct the vote of 160,892 shares, the sole power to dispose or to direct the disposition of 13,831,193 shares and shared power to dispose or to direct the disposition of 368,970 shares. The principal address of Vanguard is 100 Vanguard Blvd., Malvern, Pennsylvania 19355. This information has been obtained from Amendment No. 8 to Schedule 13G filed by Vanguard with the SEC on February 10, 2021.

(12)
Capital World Investors, a Delaware corporation ("CWI"), is a division of Capital Research and Management Company ("CRMC"), as well as its investment management subsidiaries and affiliates Capital Bank and Trust Company, Capital International, Inc., Capital International Limited, Capital International Sarl and Capital International K.K. (together with CRMC, the "investment management entities"). CWI's divisions of each of the investment management entities collectively provide investment management services under the name "Capital World Investors." CWI beneficially owns these shares and has the sole power to vote or to direct the vote of 10,298,396 shares. The principal address of CWI is 333 South Hope Street, 55th Fl, Los Angeles, CA 90071. This information has been obtained from Schedule 13G filed by CWI with the SEC on February 16, 2021.

56	Exact Sciences 2021 Proxy Statement

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Exchange Act requires our directors, executive officers and persons who own more than ten percent of a registered class of our equity securities to file reports of ownership and changes in ownership with the SEC. Such persons are required by SEC regulations to furnish us with copies of all such filings. Based solely on our review of copies of such filings, we believe that all reporting persons complied on a timely basis with all Section 16(a) filing requirements during the year ended December 31, 2020, except that Torsten Hoof, a former NEO, filed one late Form 4 with respect to shares of common stock received in connection with the vesting of restricted stock units.

OTHER BUSINESS

Our Board of Directors knows of no business that will be presented for consideration at the 2021 Annual Meeting other than those items stated above. If any other business should come before the 2021 Annual Meeting, votes may be cast pursuant to proxies in respect to any such business in the best judgment of the person or persons acting under the proxies.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE STOCKHOLDER MEETING TO BE HELD ON JUNE 30, 2021

The proxy statement and annual report to stockholders are available at www.proxvote.com.

Exact Sciences 2021 Proxy Statement	57

QUESTIONS AND ANSWERS

QUESTIONS AND ANSWERS

Why did I receive a one-page notice in the mail regarding the Internet availability of proxy materials instead of a full set of proxy materials?

Under rules adopted by the SEC, we are furnishing proxy materials to our stockholders primarily via the Internet, instead of mailing printed copies of those materials to each stockholder. On or about May 19, 2021, we will mail to our stockholders of record as of May 6, 2021 (other than those who previously requested electronic or paper delivery on an ongoing basis) a Notice of Meeting and Important Notice Regarding the Availability of Proxy Materials (the "Notice") containing instructions on how to access our proxy materials, including our proxy statement and our 2020 Annual Report, which includes our Annual Report on Form 10-K for the year ended December 31, 2020. All stockholders will have the ability to access our proxy materials on the website referred to in the Notice or request a printed set of the proxy materials. Instructions on how to access our proxy materials on the Internet or to request printed versions are provided in the Notice. The Notice also instructs you on how to access your proxy card to vote through the Internet or by telephone. In addition, stockholders may request to receive proxy materials in printed form by mail or electronically by email on an ongoing basis. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via email until you elect otherwise.

What does it mean if I receive more than one Notice or more than one set of proxy materials?

It means that your shares are held in more than one account at the transfer agent and/or with banks or brokers. Please vote all of your shares. To ensure that all of your shares are voted, for each Notice or set of proxy materials, please submit your proxy by phone, via the Internet, or, if you received printed copies of the proxy materials, by signing, dating and returning the enclosed proxy card in the enclosed envelope.

How do I receive a paper copy of the materials?

If you prefer to receive paper copies of the proxy materials, you can still do so. You may request a paper copy by following the instructions provided in the Notice. The Notice also provides you with instructions on how to request paper copies of the proxy materials on an ongoing basis. There is no charge to receive the materials by mail. You may request printed copies of the materials until one year after the date of the Annual Meeting. If you have previously elected to receive printed proxy materials, you will continue to receive these materials in paper format until you elect otherwise.

What is a proxy?

Our Board of Directors is asking for your proxy. This means you authorize persons selected by us to vote your shares at the annual meeting in the way that you instruct. All shares represented by valid proxies received before the annual meeting will be voted in accordance with the stockholder's specific voting instructions.

What items will be voted on at the Annual Meeting?

There are three proposals scheduled to be voted on at the annual meeting:

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To elect the three nominees to our Board of Directors nominated by our Board of Directors to serve for a three year term as Class III directors.

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To ratify the appointment of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for 2021.

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To hold an advisory vote on executive compensation.

Our Board of Directors is not aware of any other matters to be brought before the meeting. If other matters are properly raised at the meeting, the proxy holders may vote any shares represented by proxy in their discretion.

What are our Board of Directors' voting recommendations?

Our Board of Directors recommends that you vote your shares:

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FOR the three nominees to our Board of Directors nominated by our Board of Directors to serve for a three year term as Class III directors;

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FOR the ratification of the appointment of PricewaterhouseCoopers, LLP as our independent registered public accounting firm for 2021; and

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FOR the approval of the advisory vote on executive compensation.

When is the record date and who is entitled to vote?

Our Board of Directors set May 6, 2021 as the record date. Holders of record of shares of our common stock as of the close of business on the record date will be entitled to notice of and to vote at the Annual Meeting and any continuation, postponement or adjournment thereof. At the close of business on the record date, there were              shares of our common stock issued and outstanding and entitled to vote. Each share of our common stock is entitled to one vote on any matter presented to stockholders at the Annual Meeting. You will need to obtain your own Internet access if you choose to attend the Annual Meeting online and/or vote over the Internet. A complete list of stockholders entitled to vote at the Annual Meeting will be available for inspection by any stockholder for any purpose germane to the Annual Meeting for at least ten days

58	Exact Sciences 2021 Proxy Statement

QUESTIONS AND ANSWERS

before the Annual Meeting during ordinary business hours at our principal executive offices located at 5505 Endeavor Lane, Madison, Wisconsin 53719. Any stockholder who wishes to inspect the stockholder list for any purpose germane to the Annual Meeting may call our Investor Relations department at 1-608-535-8815 to schedule an appointment. In addition, the list will be available to any stockholder for examination online during the Annual Meeting. To access the list during the Annual Meeting, please visit https://www.virtualshareholdermeeting.com/EXAS2021 and enter the 16 digit control number provided on your Notice or proxy card.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in "street name," you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker. The meeting webcast will begin promptly at 10:00 a.m. Central Time. We encourage you to access the meeting prior to the start time. Online check-in will begin shortly before the meeting on June 30, 2021.

What is a stockholder of record?

A stockholder of record or registered stockholder is a stockholder whose ownership of Exact Sciences stock is reflected directly on the books and records of our transfer agent, American Stock Transfer and Trust Company, LLC. If you hold stock through an account with a bank, broker or similar organization, you are considered the beneficial owner of shares held in "street name" and are not a stockholder of record. For shares held in street name, the stockholder of record is your bank, broker or similar organization. We only have access to ownership records for the registered shares. If you are not a stockholder of record, we will require additional documentation to evidence your stock ownership as of the record date, such as a copy of your brokerage account statement, a letter from your broker, bank or other nominee or a copy of your notice or voting instruction card. As described below, if you are not a stockholder of record, you will not be able to vote your shares unless you have a proxy from the stockholder of record authorizing you to vote your shares.

How do I vote my shares without attending the Annual Meeting?

We recommend that stockholders vote by proxy even if they plan to attend the Annual Meeting and vote electronically. If you are a stockholder of record, there are three ways to vote by proxy:

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By telephone.  You can vote by calling 1-800-690-6903 with the control number included on the Notice or proxy card.

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By Internet.  You can vote over the Internet at www.proxyvote.com by following the instructions on the Notice or proxy card.

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By mail.  You can vote by mail by signing, dating and mailing the proxy card, which you may have received by mail.

Telephone and Internet voting facilities for stockholders of record will be available 24 hours a day and will close at 11:59 p.m., Eastern Time, on June 29, 2021.

If your shares are held in the name of a bank, broker or other holder of record, you will receive instructions on how to vote from the bank, broker or holder of record. You must follow the instructions of such bank, broker or holder of record in order for your shares to be voted.

How can I attend and vote at the Annual Meeting?

We will be hosting the Annual Meeting live via audio webcast. Any stockholder can attend the Annual Meeting live online at https://www.virtualshareholdermeeting.com/EXAS2021. If you were a stockholder as of the record date, or you hold a valid proxy for the Annual Meeting, you can vote at the Annual Meeting. A summary of the information you need to attend the Annual Meeting online is provided below:

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Instructions on how to attend and participate via the Internet, including how to demonstrate proof of stock ownership, are posted at https://www.virtualshareholdermeeting.com/EXAS2021.

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Assistance with questions regarding how to attend and participate via the Internet will be provided at https://www.virtualshareholdermeeting.com/EXAS2021 on the day of the Annual Meeting.

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Webcast starts at 10:00 a.m. Central Time.

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You will need your 16-Digit Control Number to enter the Annual Meeting.

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Stockholders may submit questions while attending the Annual Meeting via the Internet. Stockholders may also submit questions in advance of the Annual Meeting via email at the following email address: investorrelationsinbox@exactsciences.com.

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Webcast replay of the Annual Meeting will be available until June 30, 2022.

To attend and participate in the Annual Meeting, you will need the 16-digit control number included in your Notice, on your proxy card or on the instructions that accompanied your proxy materials. If your shares are held in "street name," you should contact your bank or broker to obtain your 16-digit control number or otherwise vote through the bank or broker.

What if during the check-in time or during the Annual Meeting I have technical difficulties or trouble accessing the virtual meeting website?

We will have technicians ready to assist you with any technical difficulties you may have accessing the virtual meeting website. If you encounter any difficulties accessing the virtual meeting website during the check-in or meeting time, please call the technical support number that will be posted on the Annual Meeting login page. To minimize the risk of technical difficulties, we recommend voting ahead of time by proxy even if you plan to attend the Annual Meeting.

Exact Sciences 2021 Proxy Statement	59

QUESTIONS AND ANSWERS

How can I change or revoke my vote?

You may change or revoke your vote as follows:

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Stockholders of record.  You may change or revoke your vote by submitting a written notice of revocation to Exact Sciences Corporation c/o Secretary at 5505 Endeavor Lane, Madison, Wisconsin 53719 or by submitting another vote on or before June 29, 2021. You may also change your vote by voting again by Internet or telephone at a later time before the closing of those voting facilities at 11:59 p.m., Eastern Time, on June 29, 2021 or by attending the Annual Meeting, revoking your proxy and voting again.

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Beneficial owners of shares held in "street name."  You may change or revoke your voting instructions by following the specific directions provided to you by your bank or broker.

Your most recent proxy card or telephone or Internet proxy is the one that is counted. Your attendance at the Annual Meeting by itself will not revoke your proxy unless you give written notice of revocation to the Company before your proxy is voted or you vote at the Annual Meeting.

What happens if I do not give specific voting instructions?

Stockholders of record. If you are a stockholder of record and you sign and return a proxy card without giving specific voting instructions then the proxy holders will vote your shares in the manner recommended by our Board of Directors on all matters presented in this proxy statement and as the proxy holders may determine in their discretion for any other matters properly presented for a vote at the meeting.

Beneficial owners of shares held in "street name." If you are a beneficial owner of shares held in street name and do not provide the organization that holds your shares with specific voting instructions, the organization that holds your shares may generally vote on routine matters but cannot vote on non-routine matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform the inspector of election that it does not have the authority to vote on this matter with respect to your shares. This is referred to as a "broker non-vote."

What ballot measures are considered "routine" or "non-routine?"

The election of directors ("Proposal 1") and the advisory vote on the compensation paid to our executive officers ("Proposal 3") are considered to be non-routine matters under applicable rules. A broker or other nominee cannot vote without instructions on non-routine matters, and therefore there may be broker non-votes on Proposals 1 and 3.

The ratification of the appointment of PWC as our independent registered public accounting firm for 2021 ("Proposal 2") is considered to be a routine matter under applicable rules. A broker or other nominee may generally vote on routine matters, and we do not expect there to be any broker non-votes with respect to Proposal 2.

What is the quorum for the annual meeting?

The presence, in person or by proxy, of the holders of a majority of the shares entitled to vote is necessary for the transaction of business at the annual meeting. This is called a quorum.

What is the voting requirement to approve each of the proposals?

The following are the voting requirements for each proposal:

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Proposal 1, Election of Directors.  The nominees receiving the highest number of votes will be elected as Class III directors to serve until the 2024 annual meeting of stockholders. Under the majority voting policy contained in our by-laws and Corporate Governance Guidelines, any nominee for director in an uncontested election who receives a greater number of votes "withheld" from his or her election than votes "for" such election must offer his or her resignation as a director to our Corporate Governance and Nominating Committee of our Board of Directors. Upon receipt of this offer of resignation, our Corporate Governance and Nominating Committee will consider the offer of resignation and recommend to our Board of Directors action to be taken with respect to the offer of resignation, including whether or not to accept such offer of resignation. Our Board of Directors will then act upon such recommendation and promptly disclose its decision, together with an explanation of the reasons behind such decision.

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Proposal 2, Ratification of Appointment of Independent Registered Public Accounting Firm.  The ratification of our Audit and Finance Committee's appointment of PWC as our independent registered public accounting firm for 2021 will be approved if a majority of the votes of stockholders present or represented, in person or by proxy, and voting on this matter are cast in favor of the proposal.

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Proposal 3, Advisory Vote on Executive Compensation.  The compensation paid to our named executive officers will be considered approved if a majority of the votes of stockholders present or represented, in person or by proxy, and voting on this matter, are cast in favor of the proposal.

How are abstentions and broker non-votes treated?

Broker non-votes and abstentions are counted for purposes of determining whether a quorum is present. Broker non-votes and abstentions are not counted as votes cast on any proposal considered at the annual meeting and, therefore, will have no effect on the proposals regarding the election of directors and the advisory vote on the compensation of our named executive officers. We expect no broker non-votes on the proposal regarding the appointment of PWC as our independent registered public accounting firm for 2021. Abstentions will have no effect on the proposal ratifying the appointment of PWC as our independent registered public accounting firm for 2021.

60	Exact Sciences 2021 Proxy Statement

QUESTIONS AND ANSWERS

Who pays for solicitation of proxies?

We are paying the cost of soliciting proxies. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to stockholders and obtaining their votes. In addition to soliciting the proxies by mail, certain of our directors, officers and regular employees, without compensation, may solicit proxies personally or by telephone, facsimile and email.

Where can I find the voting results of the annual meeting?

We will announce preliminary or final voting results at the annual meeting and publish final results in a Form 8-K filed with the SEC within four business days following the meeting.

What is the deadline to propose actions for consideration or to nominate individuals to serve as directors at the 2022 annual meeting of stockholders?

Requirements for Stockholder Proposals to Be Considered for Inclusion in the Company's Proxy Materials. Stockholder proposals to be considered for inclusion in the proxy statement and form of proxy relating to the 2021 annual meeting of stockholders must be received no later than January 19, 2022. In addition, all proposals will need to comply with Rule 14a-8 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), which lists the requirements for the inclusion of stockholder proposals in company-sponsored proxy materials. Stockholder proposals must be delivered to the Company's Secretary at 5505 Endeavor Lane, Madison, Wisconsin 53719.

Requirements for Stockholder Nominations or Proposals to Be Brought Before the 2022 Annual Meeting of Stockholders. Notice of any director nomination or other proposal that you intend to present at the 2022 annual meeting of stockholders, but do not intend to have included in the proxy statement and form of proxy relating to the 2022 annual meeting of stockholders, must be delivered to the Company's Secretary at 5505 Endeavor Lane, Madison, Wisconsin 53719 not earlier than the close of business on March 2, 2022 and not later than the close of business on April 1, 2022. In addition, your notice must set forth the information required by our by-laws with respect to each director nomination or other proposal that you intend to present at the 2022 annual meeting of stockholders.

Exact Sciences 2021 Proxy Statement	61

VOTE BY INTERNET - www.proxyvote.com Use the Internet to transmit your voting instructions and for electronic delivery of information. Vote by 11:59 P.M. ET on 06/29/2021. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/EXAS2021 EXACT SCIENCES CORPORATION 5505 ENDEAVOR LANE MADISON, WI 53719 ATTN: LEGAL DEPARTMENT You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903 Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 P.M. ET on 06/29/2021. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAIL Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: KEEP THIS PORTION FOR YOUR RECORDS DETACH AND RETURN THIS PORTION ONLY THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. For Withhold For All Except To withhold authority to vote for any individual nominee(s), mark “For All Except” and write the number(s) of the AllAll The Board of Directors recommends you vote FOR the following: nominee(s) on the line below. 0 0 0 1. To elect three members of the Board of Directors to serve for three-year terms as Class III Directors. Nominees 01) Paul Clancy 02) Pierre Jacquet 03) Daniel Levangie The Board of Directors recommends you vote FOR proposals 2 and 3. 2. To ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for 2021. 3. To approve, on an advisory basis, the compensation of the Company's named executive officers. For 0 0 Against 0 0 Abstain 0 0 NOTE: Such other business as may properly come before the meeting or any adjournment or postponement thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Joint owners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date 0000513948_1 R1.0.0.177

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting: The Notice & Proxy Statement, Annual Report is/ are available at www.proxyvote.com . EXACT SCIENCES CORPORATION Annual Meeting of Stockholders June 30, 2021 10:00 AM Central Time This proxy is solicited by the Board of Directors The undersigned hereby appoints Kevin T. Conroy and Jeffrey T. Elliott together, and each of them singly, proxies, with full power of substitution to vote all shares of stock of Exact Sciences Corporation (the "Company") which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Exact Sciences Corporation to be held via live webcast at www.virtualshareholdermeeting.com/EXAS2021 on Wednesday, June 30, 2021, 10:00 AM Central Time, and at any adjournments or postponements thereof, upon the matters set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement. THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN. IF NO SUCH DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE NOMINEES NAMED IN PROPOSAL 1, FOR PROPOSALS 2 AND 3, AND IN THE DISCRETION OF THE PROXIES ON SUCH OTHER MATTERS AS MAY PROPERLY COME BEFORE THE MEETING AND ANY ADJOURNMENTS OR POSTPONEMENTS THEREOF. Continued and to be signed on reverse side 0000513948_2 R1.0.0.177